Exhibit 99.2

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended June 30, 2004

II.	Quarterly Supplemental Information

     Net Income and Funds From Operations — Supplemental Detail

     Same Property Growth

     Development Pipeline

     Consolidated Balance Sheets

     Portfolio Listing

     Top 25 Largest Tenants

     Inventory of Land Held for Investment or Future Development

     Inventory of Residential Lots Under Development

     Square Feet Expiring:

Office

Medical Office

Retail

Summary of Gains on Sales of Investment Properties

Reconciliations of Non-GAAP Financial Measures

Discussion of Non-GAAP Financial Measures

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	62,043	70,815	47,872	27,594	143,500	59,190	8,519

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”) - (See Page 5)	97,299	108,122	113,366	46,528	27,028	25,450	25,959

	WEIGHTED AVERAGE COMMON SHARES	48,632	49,205	49,252	48,135	48,267	48,370	48,474
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,731	50,280	49,937	48,780	49,228	49,643	50,068
	NET INCOME PER COMMON SHARE - BASIC	1.28	1.44	0.97	0.57	2.97	1.22	0.18
	NET INCOME PER COMMON SHARE - DILUTED	1.25	1.41	0.96	0.57	2.92	1.19	0.17
	FFO PER COMMON SHARE - BASIC	2.00	2.20	2.30	0.97	0.56	0.53	0.54
	FFO PER COMMON SHARE - DILUTED	1.96	2.15	2.27	0.95	0.55	0.51	0.52
(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	4,810	6,073	12,988	4,358	1,916	2,324	5,909
	REGULAR COMMON DIVIDENDS	60,315	68,595	73,345	17,834	17,919	17,945	17,996
	SPECIAL COMMON DIVIDEND	—	—	—	—	—	100,544	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.24	1.39	1.48	0.37	0.37	0.37	0.37
	SPECIAL COMMON DIVIDEND PER SHARE	—	—	—	—	—	2.07	—
	COMMON STOCK PRICE AT PERIOD END	27.9375	24.36	24.70	25.85	27.90	27.75	30.60
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	49,211	49,425	48,386	48,343	48,491	48,572	48,835
	PREFERRED STOCK PRICE AT PERIOD END	—	—	—	—	—	25.39	27.25
	NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END	—	—	—	—	—	4,000	4,000
	COMMON EQUITY MARKET CAPITALIZATION	1,374,832	1,203,993	1,195,134	1,249,667	1,352,899	1,347,873	1,494,351
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—	—	101,560	109,000
(B)	ADJUSTED DEBT (1)	671,068	766,503	844,880	859,595	724,437	679,237	697,050

	TOTAL MARKET CAPITALIZATION	2,045,900	1,970,496	2,040,014	2,109,261	2,077,336	2,128,670	2,300,401

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	39%	41%	41%	35%	32%	30%
(B)	RECOURSE DEBT (1)	174,522	154,018	160,443	178,239	18,842	20,783	20,697
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	8%	8%	8%	1%	1%	1%
	COMMON EQUITY MARKET CAPITALIZATION	1,374,832	1,203,993	1,195,134	1,249,667	1,352,899	1,347,873	1,494,351
	PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—	—	101,560	109,000
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	741,377	861,188	935,646	949,340	813,148	766,895	783,638

	TOTAL MARKET CAPITALIZATION	2,116,209	2,065,181	2,130,780	2,199,007	2,166,047	2,216,328	2,386,989

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	35%	42%	44%	43%	38%	35%	33%
(C)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	27,907	41,546	49,853	13,000	12,339	10,461	9,974
	FFO BEFORE INTEREST	125,206	149,668	163,219	59,528	39,367	35,911	35,933
	INTEREST EXPENSE COVERAGE RATIO	4.49	3.60	3.27	4.58	3.19	3.43	3.60
(D)	FIXED CHARGES (excluding preferred dividends)(1)	37,052	52,588	64,476	16,329	15,798	13,924	13,529
	FFO PLUS EXPENSED FIXED CHARGES (excluding preferred dividends)	125,365	150,293	164,070	59,745	39,578	35,997	36,018
	FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	3.38	2.86	2.54	3.66	2.51	2.59	2.66
(D)	FIXED CHARGES (including preferred dividends)(1)	37,052	52,588	64,476	16,329	15,798	15,345	15,466
	FFO PLUS EXPENSED FIXED CHARGES (including preferred dividends)	125,365	150,293	164,070	59,745	39,578	37,418	37,955
	FIXED CHARGE COVERAGE RATIO (including preferred dividends)	3.38	2.86	2.54	3.66	2.51	2.44	2.45

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003	2004 1st	2004 2nd	2004
	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	238,803	10,842	45,707	56,549

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”) - (See Page 5)	124,965	26,995	25,266	52,261

	WEIGHTED AVERAGE COMMON SHARES	48,313	48,637	48,750	48,693
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,415	50,421	50,405	50,428
	NET INCOME PER COMMON SHARE - BASIC	4.94	0.22	0.94	1.16
	NET INCOME PER COMMON SHARE - DILUTED	4.83	0.22	0.91	1.12
	FFO PER COMMON SHARE - BASIC	2.59	0.56	0.52	1.07
	FFO PER COMMON SHARE - DILUTED	2.53	0.54	0.50	1.04
(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	14,507	739	1,687	2,426
	REGULAR COMMON DIVIDENDS	71,694	18,096	18,133	36,229
	SPECIAL COMMON DIVIDEND	100,544	—	—	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.48	0.37	0.37	0.74
	SPECIAL COMMON DIVIDEND PER SHARE	2.07	—	—	—
	COMMON STOCK PRICE AT PERIOD END	30.60	32.79	32.95	32.95
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,835	48,996	49,095	49,095
	PREFERRED STOCK PRICE AT PERIOD END	27.25	27.50	25.20	25.20
	NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000
	COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,606,579	1,617,680	1,617,680
	PREFERRED EQUITY MARKET CAPITALIZATION	109,000	110,000	100,800	100,800
(B)	ADJUSTED DEBT (1)	697,050	741,630	702,534	702,534

	TOTAL MARKET CAPITALIZATION	2,300,401	2,458,209	2,421,014	2,421,014

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	30%	30%	29%	29%
(B)	RECOURSE DEBT (1)	20,697	57,555	101,269	101,269
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	1%	2%	4%	4%
	COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,606,579	1,617,680	1,617,680
	PREFERRED EQUITY MARKET CAPITALIZATION	109,000	110,000	100,800	100,800
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	783,638	827,172	786,931	786,931

	TOTAL MARKET CAPITALIZATION	2,386,989	2,543,751	2,505,411	2,505,411

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	33%	31%	31%
(C)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	45,774	10,255	10,115	20,370
	FFO BEFORE INTEREST	170,739	37,250	35,381	72,631
	INTEREST EXPENSE COVERAGE RATIO	3.73	3.63	3.50	3.57
(D)	FIXED CHARGES (excluding preferred dividends)(1)	59,580	13,831	13,800	27,631
	FFO PLUS EXPENSED FIXED CHARGES (excluding preferred dividends)	171,338	37,340	35,518	72,858
	FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.88	2.70	2.57	2.64
(D)	FIXED CHARGES (including preferred dividends)(1)	62,938	15,769	15,737	31,506
	FFO PLUS EXPENSED FIXED CHARGES (including preferred dividends)	174,696	39,278	37,455	76,733
	FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.78	2.49	2.38	2.44

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
		CONSOLIDATED ENTITY FFO AND NET INCOME:
(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,632	2,688	2,693	743	764	758	723
		3301 WINDY RIDGE PARKWAY	804	1,122	1,517	380	401	386	388
		100 NORTH POINT CENTER EAST	0	0	0	0	0	0	73
		200 NORTH POINT CENTER EAST	0	0	0	0	0	0	23
		333 NORTH POINT CENTER EAST	2,287	2,410	2,447	589	434	220	205
		555 NORTH POINT CENTER EAST	1,691	2,603	2,546	401	1,364	224	249
		615 PEACHTREE STREET	1,548	1,930	1,987	490	513	488	431
		101 INDEPENDENCE CENTER	8,484	9,173	8,916	2,239	2,299	2,280	2,267
		LAKESHORE PARK PLAZA	1,346	1,351	1,113	284	324	301	322
		333 JOHN CARLYLE	2,806	3,259	3,535	884	1,469	815	784
		INFORUM	12,153	13,813	13,713	3,484	3,407	3,504	3,449
		101 SECOND STREET	9,633	13,616	14,558	2,396	2,314	3,584	2,337
		600 UNIVERSITY PARK PLACE	401	1,631	1,757	468	456	466	481
		THE POINTS AT WATERVIEW	14	1,717	1,040	345	405	541	511
		ONE GEORGIA CENTER	336	3,822	3,438	746	742	697	758
		1900 DUKE STREET	402	2,245	2,698	694	754	702	782
		55 SECOND STREET	0	0	12,724	22,344	1,545	1,558	1,626
		FROST BANK TOWER	0	0	0	0	0	0	0
		GALLERIA 75	0	0	0	0	0	0	0
		COLUMBUS BAZAAR	0	0	0	0	0	0	0

		SUBTOTAL	44,537	61,380	74,682	36,487	17,191	16,524	15,409

		MEDICAL OFFICE:
		ATHEROGENICS	1,083	1,114	1,134	286	293	301	301
		MERIDIAN MARK PLAZA	3,439	3,556	4,073	1,018	1,006	1,081	1,048

		SUBTOTAL	4,522	4,670	5,207	1,304	1,299	1,382	1,349

		RETAIL:
		GA 400 LAND LEASES	1,366	1,331	1,298	374	348	355	322
		COLONIAL PLAZA MARKETCENTER	4,861	746	0	0	0	0	0
		LAGUNA NIGUEL PROMENADE	488	0	0	0	0	0	0
		THE AVENUE EAST COBB	4,841	5,396	5,327	1,494	1,406	1,404	1,516
		THE AVENUE OF THE PENINSULA	1,602	2,522	4,284	2,189	668	925	790
		THE AVENUE PEACHTREE CITY	0	1,191	3,160	799	832	755	643
		THE AVENUE WEST COBB	0	0	0	0	0	0	655
		THE SHOPS OF LAKE TUSCALOOSA	0	0	0	0	0	0	18

		SUBTOTAL	13,158	11,186	14,069	4,856	3,254	3,439	3,944

		OTHER RENTAL OPERATIONS:
		OTHER	12	156	0	0	0	0	0

		SUBTOTAL	12	156	0	0	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	62,229	77,392	93,958	42,647	21,744	21,345	20,702

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003	2004 1st	2004 2nd	2004
		CONSOLIDATED ENTITY FFO AND NET INCOME:
(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,988	746	748	1,494
		3301 WINDY RIDGE PARKWAY	1,555	389	430	819
		100 NORTH POINT CENTER EAST	73	212	241	453
		200 NORTH POINT CENTER EAST	23	102	97	199
		333 NORTH POINT CENTER EAST	1,448	214	216	430
		555 NORTH POINT CENTER EAST	2,238	1,908	275	2,183
		615 PEACHTREE STREET	1,922	440	464	904
		101 INDEPENDENCE CENTER	9,085	2,275	2,351	4,626
		LAKESHORE PARK PLAZA	1,231	351	382	733
		333 JOHN CARLYLE	3,952	856	460	1,316
		INFORUM	13,844	3,580	3,491	7,071
		101 SECOND STREET	10,631	2,320	2,322	4,642
		600 UNIVERSITY PARK PLACE	1,871	457	460	917
		THE POINTS AT WATERVIEW	1,802	833	523	1,356
		ONE GEORGIA CENTER	2,943	736	332	1,068
		1900 DUKE STREET	2,932	742	390	1,132
		55 SECOND STREET	27,073	1,652	1,950	3,602
		FROST BANK TOWER	0	21	711	732
		GALLERIA 75	0	124	245	369
		COLUMBUS BAZAAR	0	0	5	5

		SUBTOTAL	85,611	17,958	16,093	34,051

		MEDICAL OFFICE:
		ATHEROGENICS	1,181	303	306	609
		MERIDIAN MARK PLAZA	4,153	1,044	1,059	2,103

		SUBTOTAL	5,334	1,347	1,365	2,712

		RETAIL:
		GA 400 LAND LEASES	1,399	385	365	750
		COLONIAL PLAZA MARKETCENTER	0	0	0	0
		LAGUNA NIGUEL PROMENADE	0	0	0	0
		THE AVENUE EAST COBB	5,820	1,405	1,401	2,806
		THE AVENUE OF THE PENINSULA	4,572	1,001	1,193	2,194
		THE AVENUE PEACHTREE CITY	3,029	993	833	1,826
		THE AVENUE WEST COBB	655	882	953	1,835
		THE SHOPS OF LAKE TUSCALOOSA	18	131	145	276

		SUBTOTAL	15,493	4,797	4,890	9,687

		OTHER RENTAL OPERATIONS:
		OTHER	0	0	(1)	(1)

		SUBTOTAL	0	0	(1)	(1)

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	106,438	24,102	22,347	46,449

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
(F	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		NORTHSIDE/ALPHARETTA I	1,754	1,641	1,819	389	420	412	385
		NORTHSIDE/ALPHARETTA II	1,734	2,335	2,255	596	566	475	523
		AT&T WIRELESS SERVICES HEADQUARTERS	5,810	5,732	5,718	1,448	1,380	0	0
		CERRITOS CORPORATE CENTER-PHASE II	0	1,415	2,322	576	552	0	0
		PRESIDENTIAL MARKETCENTER	2,755	3,451	3,731	950	972	474	0
		MIRA MESA MARKETCENTER	2,678	5,636	5,956	1,500	945	(121)	(26)
		PERIMETER EXPO	3,400	3,226	3,178	874	908	624	(2)
		SALEM ROAD STATION	124	556	505	0	0	0	0
		OTHER	86	100	94	26	23	29	20

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	18,341	24,092	25,578	6,359	5,766	1,893	900

		RESIDENTIAL LOT/TRACT FFO:
(H	)	TRACT SALES NET OF COST OF SALES - WHOLLY OWNED (1)	564	2,011	2,338	0	0	2,067	5,323
(G	)(H)	TRACT SALES NET OF COST OF SALES - JOINT VENTURES (1)	773	1,098	671	0	430	42	0

		TOTAL TRACT SALES NET OF COS	1,337	3,109	3,009	0	430	2,109	5,323

(H	)	LOT SALES NET OF COST OF SALES - WHOLLY OWNED (1)	2,267	772	1,622	697	244	867	995
(G	)(H)	LOT SALES NET OF COST OF SALES - JOINT VENTURES (1)	0	645	1,281	544	822	822	1,240

		TOTAL LOT SALES NET OF COS	2,267	1,417	2,903	1,241	1,066	1,689	2,235

(G	)(H)	INTEREST - JOINT VENTURE (1)	0	0	0	0	0	0	0
(G	)(H)	OTHER - JOINT VENTURE (1)	(95)	(23)	(3)	(31)	(27)	(46)	(52)

		TOTAL RESIDENTIAL LOT/TRACT FFO	3,509	4,503	5,909	1,210	1,469	3,752	7,506

		DEVELOPMENT INCOME	4,251	6,179	4,625	764	908	558	640

		MANAGEMENT FEES	4,841	7,966	9,313	2,105	2,187	2,227	2,000

		LEASING & OTHER FEES	1,608	5,344	4,297	1,111	1,234	772	3,874

		INTEREST INCOME & OTHER:
		GNMAs	5	5	13	1	(1)	2	2
		OTHER INTEREST AND OTHER MISCELLANEOUS	773	526	254	23	496	272	(36)
		650 MASS AVE NOTES	3,472	4,126	4,126	1,031	1,031	1,119	0
		CHARLOTTE GATEWAY VILLAGE, LLC NOTE	1,745	1,404	0	0	0	0	0

		TOTAL INTEREST INCOME	5,995	6,061	4,393	1,055	1,526	1,393	(34)

		GENERAL & ADMINISTRATIVE EXPENSES	(18,452)	(27,010)	(27,670)	(7,214)	(7,644)	(7,331)	(7,417)

		STOCK APPRECIATION RIGHT EXPENSE	(468)	276	(29)	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003	2004 1st	2004 2nd	2004
(F	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		NORTHSIDE/ALPHARETTA I	1,606	386	411	797
		NORTHSIDE/ALPHARETTA II	2,160	580	592	1,172
		AT&T WIRELESS SERVICES HEADQUARTERS	2,828	0	0	0
		CERRITOS CORPORATE CENTER-PHASE II	1,128	0	0	0
		PRESIDENTIAL MARKETCENTER	2,396	0	0	0
		MIRA MESA MARKETCENTER	2,298	0	0	0
		PERIMETER EXPO	2,404	0	0	0
		SALEM ROAD STATION	0	0	0	0
		OTHER	98	22	0	22

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	14,918	988	1,003	1,991

		RESIDENTIAL LOT/TRACT FFO:
(H	)	TRACT SALES NET OF COST OF SALES - WHOLLY OWNED (1)	7,390	1,967	1,267	3,234
(G	)(H)	TRACT SALES NET OF COST OF SALES - JOINT VENTURES (1)	472	991	80	1,071

		TOTAL TRACT SALES NET OF COS	7,862	2,958	1,347	4,305

(H	)	LOT SALES NET OF COST OF SALES - WHOLLY OWNED (1)	2,803	1,398	1,188	2,586
(G	)(H)	LOT SALES NET OF COST OF SALES - JOINT VENTURES (1)	3,428	1,724	1,389	3,113

		TOTAL LOT SALES NET OF COS	6,231	3,122	2,577	5,699

(G	)(H)	INTEREST - JOINT VENTURE (1)	0	(20)	(37)	(57)
(G	)(H)	OTHER - JOINT VENTURE (1)	(156)	(38)	(7)	(45)

		TOTAL RESIDENTIAL LOT/TRACT FFO	13,937	6,022	3,880	9,902

		DEVELOPMENT INCOME	2,870	512	1,045	1,557

		MANAGEMENT FEES	8,519	2,074	2,140	4,214

		LEASING & OTHER FEES	6,991	643	782	1,425

		INTEREST INCOME & OTHER:
		GNMAs	4	0	0	0
		OTHER INTEREST AND OTHER MISCELLANEOUS	755	448	107	555
		650 MASS AVE NOTES	3,181	0	0	0
		CHARLOTTE GATEWAY VILLAGE, LLC NOTE	0	0	0	0

		TOTAL INTEREST INCOME	3,940	448	107	555

		GENERAL & ADMINISTRATIVE EXPENSES	(29,606)	(7,983)	(8,605)	(16,588)

		STOCK APPRECIATION RIGHT EXPENSE	0	0	0	0

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
		INTEREST EXPENSE CONSOLIDATED:
		CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%	(8,615)	(9,910)	(4,738)	(1,408)	(1,086)	(423)	(403)
		NOTE PAYABLE, UNSECURED - 8.04%	0	0	0	0	0	(141)	(457)
		PERIMETER EXPO DEBT - 8.04%	(1,683)	(1,662)	(1,637)	(406)	(404)	(277)	0
		650 MASS AVE DEBT - 6.53%	(995)	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.677%	(4,854)	(4,583)	(868)	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	0	0	(8,974)	(2,792)	(2,633)	(2,652)	(2,641)
		101 INDEPENDENCE CENTER DEBT - 8.22%	(3,893)	(3,827)	(3,755)	(926)	(921)	(916)	(910)
		LAKESHORE PARK PLAZA DEBT - 6.78%	(724)	(710)	(696)	(172)	(171)	(170)	(169)
		101 SECOND STREET DEBT - 8.33%	(5,112)	(7,494)	(7,430)	(1,847)	(1,842)	(1,838)	(1,833)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(710)	(2,118)	(2,097)	(521)	(519)	(518)	(516)
		1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	0	(579)	(3,456)	(858)	(856)	(854)	(851)
		100 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	0	0	0	0	(79)
		200 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	0	0	0	0	(70)
		333 & 555 NORTH POINT CENTER DEBT - 7%	0	(384)	(2,282)	(565)	(563)	(560)	(558)
		THE AVENUE EAST COBB DEBT - 8.39%	(1,464)	(3,277)	(3,250)	(808)	(806)	(804)	(802)
		600 UNIVERSITY PARK DEBT - 7.38%	0	(492)	(1,042)	(259)	(258)	(257)	(258)
		CEDAR GROVE LAKES DEBT - 8%	0	0	(148)	(29)	(29)	58	0
		CALLAWAY GARDENS DEBT - 6%	0	0	(13)	(26)	40	0	0
		OTHER	(27)	(22)	(19)	(14)	(15)	(13)	(13)
		CAPITALIZED	15,285	9,712	5,934	1,567	1,858	2,944	3,314

		TOTAL INTEREST EXPENSE CONSOLIDATED	(12,792)	(25,346)	(34,471)	(9,064)	(8,205)	(6,421)	(6,246)

		LOSS ON EXTINGUISHMENT OF DEBT	0	0	(3,501)	0	0	0	0

		OTHER EXPENSES - CONTINUING OPERATIONS:
		PROPERTY TAXES	(40)	(619)	(675)	(185)	(218)	(149)	(216)
		MINORITY INTEREST EXPENSE	(2,931)	(2,709)	(2,384)	(485)	(328)	(397)	(658)
		PREDEVELOPMENT & OTHER	(646)	(708)	(1,558)	(420)	(518)	(181)	(558)

		TOTAL OTHER EXPENSES	(3,617)	(4,036)	(4,617)	(1,090)	(1,064)	(727)	(1,432)

(F	)	OTHER EXPENSES - DISCONTINUED OPERATIONS:
		INTEREST EXPENSE	(804)	(2,264)	(2,952)	(725)	(729)	(455)	(190)
		MINORITY INTEREST EXPENSE	(509)	(907)	(915)	(226)	(143)	0	0

		TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS	(1,313)	(3,171)	(3,867)	(951)	(872)	(455)	(190)

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	1,145	691	(1,526)	(249)	(537)	(231)	(1,579)
(F	)	DISCONTINUED OPERATIONS (1)	(31)	(136)	(139)	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	1,114	555	(1,665)	(249)	(537)	(231)	(1,579)

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I	)	CONSOLIDATED	(1,099)	(2,166)	(2,148)	(571)	(602)	(668)	(670)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(1,099)	(2,166)	(2,148)	(571)	(602)	(668)	(670)

(I	)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(1,164)	(95)	0	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003	2004 1st	2004 2nd	2004
		INTEREST EXPENSE CONSOLIDATED:
		CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%	(3,320)	(472)	(753)	(1,225)
		NOTE PAYABLE, UNSECURED - 8.04%	(598)	(489)	(466)	(955)
		PERIMETER EXPO DEBT - 8.04%	(1,087)	0	0	0
		650 MASS AVE DEBT - 6.53%	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.677%	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,718)	(2,605)	(2,592)	(5,197)
		101 INDEPENDENCE CENTER DEBT - 8.22%	(3,673)	(905)	(899)	(1,804)
		LAKESHORE PARK PLAZA DEBT - 6.78%	(682)	(168)	(167)	(335)
		101 SECOND STREET DEBT - 8.33%	(7,360)	(1,828)	(1,824)	(3,652)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(2,074)	(515)	(513)	(1,028)
		1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(3,419)	(849)	(440)	(1,289)
		100 NORTH POINT CENTER EAST DEBT - 7.86%	(79)	(232)	(232)	(464)
		200 NORTH POINT CENTER EAST DEBT - 7.86%	(70)	(205)	(205)	(410)
		333 & 555 NORTH POINT CENTER DEBT - 7%	(2,246)	(556)	(553)	(1,109)
		THE AVENUE EAST COBB DEBT - 8.39%	(3,220)	(800)	(798)	(1,598)
		600 UNIVERSITY PARK DEBT - 7.38%	(1,032)	(256)	(255)	(511)
		CEDAR GROVE LAKES DEBT - 8%	0	0	0	0
		CALLAWAY GARDENS DEBT - 6%	14	0	0	0
		OTHER	(55)	(7)	(4)	(11)
		CAPITALIZED	9,683	3,340	3,433	6,773

		TOTAL INTEREST EXPENSE CONSOLIDATED	(29,936)	(6,547)	(6,268)	(12,815)

		LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	0

		OTHER EXPENSES - CONTINUING OPERATIONS:
		PROPERTY TAXES	(768)	(166)	(222)	(388)
		MINORITY INTEREST EXPENSE	(1,868)	(398)	(397)	(795)
		PREDEVELOPMENT & OTHER	(1,677)	(226)	(305)	(531)

		TOTAL OTHER EXPENSES	(4,313)	(790)	(924)	(1,714)

(F	)	OTHER EXPENSES - DISCONTINUED OPERATIONS:
		INTEREST EXPENSE	(2,099)	(189)	(187)	(376)
		MINORITY INTEREST EXPENSE	(369)	0	0	0

		TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS	(2,468)	(189)	(187)	(376)

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	(2,596)	(836)	(17)	(853)
(F	)	DISCONTINUED OPERATIONS (1)	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,596)	(836)	(17)	(853)

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I	)	CONSOLIDATED	(2,511)	(635)	(700)	(1,335)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,511)	(635)	(700)	(1,335)

(I	)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	0	0	0	0

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
(G)	JOINT VENTURE FFO EXCLUDING TEMCO & CL REALTY (1):
	WILDWOOD ASSOCIATES	8,634	9,724	10,870	2,517	2,192	2,205	3,137
	WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(551)	0	0	0
	CP VENTURE TWO LLC	2,463	2,435	2,274	526	513	532	509
	CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	(985)
	COUSINS LORET VENTURE, L.L.C.	3,425	3,798	3,653	771	812	818	841
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	956	1,038	1,120	303	300	309	291
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	228	279	350	66	120	90	89
	TEN PEACHTREE PLACE ASSOCIATES	361	277	(488)	30	516	466	527
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	14,544	14,614	15,368	3,978	3,989	3,917	3,905
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	1,202	3,878	3,998	1,006	1,007	1,007	82
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	0	756	3,180	840	856	856	860
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	762	620	1,208	302	302	302	302
	CRAWFORD LONG - CPI, LLC	0	0	1,728	628	511	262	284
	OTHER	1,741	158	0	0	0	0	0

	TOTAL SHARE OF JOINT VENTURE FFO	34,316	37,577	43,261	10,416	11,118	10,764	9,842

	PREFERRED STOCK DIVIDENDS	0	0	0	0	0	(1,421)	(1,937)

	FFO AVAILABLE TO COMMON STOCKHOLDERS	97,299	108,122	113,366	46,528	27,028	25,450	25,959

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	11,937	23,496	6,254	1,003	90,956	2,178	6,421
(H)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(564)	(2,011)	(2,143)	0	0	(1,947)	(5,323)
	DISCONTINUED OPERATIONS	0	0	1,174	0	43,012	50,386	61

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	11,373	21,485	5,285	1,003	133,968	50,617	1,159

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I)	CONSOLIDATED	(26,132)	(35,133)	(44,167)	(13,615)	(11,894)	(11,812)	(10,616)
(I)	MINORITY INTEREST SHARE	1,164	95	0	0	0	0	0
(F,I)	DISCONTINUED OPERATIONS	(5,554)	(7,353)	(8,072)	(1,890)	(922)	(415)	(480)
(G,I)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(15,542)	(16,400)	(18,540)	(4,432)	(4,680)	(4,650)	(7,503)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(46,064)	(58,791)	(70,779)	(19,937)	(17,496)	(16,877)	(18,599)

	CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	(566)	0	0	0	0	0	0

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	62,043	70,815	47,872	27,594	143,500	59,190	8,519

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003	2004 1st	2004 2nd	2004
(G)	JOINT VENTURE FFO EXCLUDING TEMCO & CL REALTY (1):
	WILDWOOD ASSOCIATES	10,051	2,105	2,374	4,479
	WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0
	CP VENTURE TWO LLC	2,080	520	530	1,050
	CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(985)	0	0	0
	COUSINS LORET VENTURE, L.L.C.	3,242	869	904	1,773
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,203	333	290	623
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	365	73	112	185
	TEN PEACHTREE PLACE ASSOCIATES	1,539	482	349	831
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,789	3,904	3,891	7,795
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,102	445	2,587	3,032
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	3,412	856	904	1,760
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	302	302	604
	CRAWFORD LONG - CPI, LLC	1,685	311	357	668
	OTHER	0	924	0	924

	TOTAL SHARE OF JOINT VENTURE FFO	42,140	11,124	12,600	23,724

	PREFERRED STOCK DIVIDENDS	(3,358)	(1,938)	(1,937)	(3,875)

	FFO AVAILABLE TO COMMON STOCKHOLDERS	124,965	26,995	25,266	52,261

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	100,558	2,066	36,500	38,566
(H)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(7,270)	(1,967)	(1,267)	(3,234)
	DISCONTINUED OPERATIONS	93,459	648	0	648

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	186,747	747	35,233	35,980

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I)	CONSOLIDATED	(47,937)	(11,743)	(9,963)	(21,706)
(I)	MINORITY INTEREST SHARE	0	0	0	0
(F,I)	DISCONTINUED OPERATIONS	(3,707)	(432)	0	(432)
(G,I)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(21,265)	(4,725)	(4,829)	(9,554)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(72,909)	(16,900)	(14,792)	(31,692)

	CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	0	0	0	0

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	238,803	10,842	45,707	56,549

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,408	10,803	11,182	1,868	2,270	2,166	2,158
2500 WINDY RIDGE PARKWAY	4,760	5,037	4,992	1,184	1,190	1,157	1,142
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	9,708	11,462	12,217	2,914	2,888	2,901	4,478
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,441	3,458	3,803	960	965	965	961
4200 WILDWOOD PARKWAY (GE)	4,819	4,711	4,853	1,195	1,106	1,193	1,196
BANK/RESTAURANT GROUND LEASES	1,063	1,161	1,081	320	325	324	318

	34,199	36,632	38,128	8,441	8,744	8,706	10,253

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,947)	(4,754)	(4,546)	(1,106)	(1,095)	(1,084)	(1,074)
2500 DEBT - 7.45%	(1,769)	(1,708)	(1,642)	(400)	(395)	(390)	(386)
3200 DEBT - 8.23%	(5,600)	(5,524)	(5,389)	(1,322)	(1,310)	(1,299)	(1,287)
4100/4300 DEBT - 7.65%	(2,191)	(2,150)	(2,097)	(508)	(508)	(509)	(505)
4200 DEBT - 6.78%	(2,934)	(2,877)	(2,812)	(681)	(683)	(693)	(680)
LINE OF CREDIT - FLOATING @ LIBOR + .75%	(1)	0	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0

	(17,442)	(17,014)	(16,486)	(4,017)	(3,991)	(3,975)	(3,932)

OTHER, NET	516	(169)	96	900	(75)	(89)	(258)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(6)	0	0	(11)	(12)	(12)	(10)

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(1,101)	0	0	0

FUNDS FROM OPERATIONS	17,267	19,449	21,738	4,212	4,666	4,630	6,053
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,575)	(9,003)	(9,022)	(2,117)	(2,195)	(2,103)	(2,949)

NET INCOME	7,692	10,446	12,716	2,095	2,471	2,527	3,104

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	17,100	18,316	19,065	4,082	4,233	4,244	5,237
INTEREST EXPENSE	(8,721)	(8,507)	(8,243)	(2,009)	(1,997)	(1,988)	(1,966)
OTHER, NET	258	(85)	48	450	(38)	(45)	(129)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	0	0	(6)	(6)	(6)	(5)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(551)	0	0	0

FUNDS FROM OPERATIONS	8,634	9,724	10,870	1,966	2,192	2,205	3,137
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,788)	(4,502)	(4,512)	(1,059)	(1,097)	(1,052)	(1,474)

NET INCOME	3,846	5,222	6,358	907	1,095	1,153	1,663

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	8,462	2,197	2,254	4,451
2500 WINDY RIDGE PARKWAY	4,673	1,069	1,183	2,252
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	13,181	2,571	2,847	5,418
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,851	960	962	1,922
4200 WILDWOOD PARKWAY (GE)	4,690	1,193	1,194	2,387
BANK/RESTAURANT GROUND LEASES	1,287	326	336	662

	36,144	8,316	8,776	17,092

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,359)	(1,064)	(1,054)	(2,118)
2500 DEBT - 7.45%	(1,571)	(381)	(376)	(757)
3200 DEBT - 8.23%	(5,218)	(1,275)	(1,263)	(2,538)
4100/4300 DEBT - 7.65%	(2,030)	(493)	(489)	(982)
4200 DEBT - 6.78%	(2,737)	(665)	(659)	(1,324)
LINE OF CREDIT - FLOATING @ LIBOR + .75%	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0

	(15,915)	(3,878)	(3,841)	(7,719)

OTHER, NET	478	(102)	(41)	(143)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(45)	(8)	(10)	(18)

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(1,101)	0	0	0

FUNDS FROM OPERATIONS	19,561	4,328	4,884	9,212
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,364)	(2,151)	(2,197)	(4,348)

NET INCOME	10,197	2,177	2,687	4,864

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	17,796	4,099	4,321	8,420
INTEREST EXPENSE	(7,960)	(1,939)	(1,921)	(3,860)
OTHER, NET	238	(51)	(21)	(72)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(23)	(4)	(5)	(9)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0

FUNDS FROM OPERATIONS	9,500	2,105	2,374	4,479
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,682)	(1,076)	(1,097)	(2,173)

NET INCOME	4,818	1,029	1,277	2,306

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,990	4,855	4,021	783	674	767	720
GRANDVIEW II	2,178	2,192	2,288	582	579	595	603
100 NORTH POINT CENTER EAST	2,077	2,213	1,456	330	323	416	170
200 NORTH POINT CENTER EAST	2,217	1,703	1,047	219	146	78	41

SUBTOTAL OFFICE	11,462	10,963	8,812	1,914	1,722	1,856	1,534

MEDICAL OFFICE:
PRESBYTERIAN MEDICAL PLAZA	881	902	912	234	233	233	238

RETAIL:
NORTH POINT MARKETCENTER	4,875	5,011	4,982	1,270	1,286	1,292	1,308
MANSELL CROSSING II	1,043	1,141	1,533	265	305	309	311
GREENBRIER MARKETCENTER	4,530	4,533	4,687	1,160	1,103	1,168	1,088
LOS ALTOS MARKETCENTER	2,822	2,797	2,974	743	744	729	760

SUBTOTAL RETAIL	13,270	13,482	14,176	3,438	3,438	3,498	3,467

TOTAL REVENUES LESS OPERATING EXPENSES	25,613	25,347	23,900	5,586	5,393	5,587	5,239

OTHER, NET	58	1	(52)	(55)	4	(1)	(19)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,370)	(2,323)	(2,264)	(559)	(556)	(552)	(549)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,884)	(1,853)	(1,815)	(442)	(444)	(447)	(295)

TOTAL INTEREST EXPENSE	(4,254)	(4,176)	(4,079)	(1,001)	(1,000)	(999)	(844)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	(8,567)

FUNDS FROM OPERATIONS	21,417	21,172	19,769	4,530	4,397	4,587	(4,191)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(15,601)	(12,383)	(10,639)	(2,496)	(2,457)	(2,444)	(2,330)

NET INCOME	5,816	8,789	9,130	2,034	1,940	2,143	(6,521)

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,945	2,915	2,749	647	628	647	608
INTEREST EXPENSE	(489)	(480)	(470)	(115)	(115)	(115)	(97)
OTHER, NET	7	0	(5)	(6)	0	0	(2)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	(985)

FUNDS FROM OPERATIONS	2,463	2,435	2,274	526	513	532	(476)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,794)	(1,424)	(1,223)	(287)	(283)	(281)	(268)

NET INCOME	669	1,011	1,051	239	230	251	(744)

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	2,944	733	664	1,397
GRANDVIEW II	2,359	606	609	1,215
100 NORTH POINT CENTER EAST	1,239	6	1	7
200 NORTH POINT CENTER EAST	484	10	3	13

SUBTOTAL OFFICE	7,026	1,355	1,277	2,632

MEDICAL OFFICE:
PRESBYTERIAN MEDICAL PLAZA	938	240	235	475

RETAIL:
NORTH POINT MARKETCENTER	5,156	1,249	1,359	2,608
MANSELL CROSSING II	1,190	310	319	629
GREENBRIER MARKETCENTER	4,519	1,143	1,119	2,262
LOS ALTOS MARKETCENTER	2,976	753	849	1,602

SUBTOTAL RETAIL	13,841	3,455	3,646	7,101

TOTAL REVENUES LESS OPERATING EXPENSES	21,805	5,050	5,158	10,208

OTHER, NET	(71)	(19)	(52)	(71)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,216)	(546)	(541)	(1,087)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,628)	(0)		0

TOTAL INTEREST EXPENSE	(3,844)	(546)	(541)	(1,087)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(8,567)	0	0	0

FUNDS FROM OPERATIONS	9,323	4,485	4,565	9,050
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,727)	(1,926)	(1,923)	(3,849)

NET INCOME	(404)	2,559	2,642	5,201

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,530	583	592	1,175
INTEREST EXPENSE	(442)	(63)	(62)	(125)
OTHER, NET	(8)	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(985)	0	0	0

FUNDS FROM OPERATIONS	1,095	520	530	1,050
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,119)	(222)	(220)	(442)

NET INCOME	(24)	298	310	608

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,093	5,093	4,446	958	895	946	972
THE PINNACLE	8,830	9,652	9,986	2,352	2,492	2,448	2,459

TOTAL REVENUES LESS OPERATING EXPENSES	13,923	14,745	14,432	3,310	3,387	3,394	3,431
INTEREST EXPENSE	(7,268)	(7,192)	(7,109)	(1,764)	(1,758)	(1,753)	(1,747)
CAPITALIZED INTEREST	0	0	0	0	0	0	0
OTHER, NET	194	46	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(4)	(17)	(4)	(4)	(4)	(4)

FUNDS FROM OPERATIONS	6,849	7,595	7,306	1,542	1,625	1,637	1,680
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,617)	(7,703)	(8,680)	(1,780)	(1,790)	(1,835)	(1,385)

NET INCOME	(768)	(108)	(1,374)	(238)	(165)	(198)	295

COUSINS SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	6,962	7,373	7,217	1,655	1,693	1,697	1,716
INTEREST EXPENSE	(3,634)	(3,596)	(3,555)	(882)	(879)	(877)	(873)
OTHER, NET	97	23	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(2)	(9)	(2)	(2)	(2)	(2)

FUNDS FROM OPERATIONS	3,425	3,798	3,653	771	812	818	841
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,809)	(3,852)	(4,383)	(890)	(895)	(918)	(692)

NET INCOME	(384)	(54)	(730)	(119)	(83)	(100)	149

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,554	3,571	3,661	948	938	952	909
INTEREST - 7.0%	(1,561)	(1,493)	(1,420)	(342)	(338)	(333)	(328)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(1)	0	0	0	(1)	(1)

FUNDS FROM OPERATIONS	1,991	2,077	2,241	606	600	618	580
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,126)	(1,125)	(1,126)	(282)	(281)	(281)	(281)

NET INCOME	865	952	1,115	324	319	337	299

COUSINS SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,738	1,786	1,831	474	469	476	455
INTEREST EXPENSE	(781)	(747)	(711)	(171)	(169)	(167)	(164)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	(1)	0	0	0	0	0

FUNDS FROM OPERATIONS	956	1,038	1,120	303	300	309	291
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(575)	(575)	(144)	(144)	(144)	(144)

NET INCOME	381	463	545	159	156	165	147

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	3,771	1,029	1,075	2,104
THE PINNACLE	9,751	2,455	2,469	4,924

TOTAL REVENUES LESS OPERATING EXPENSES	13,522	3,484	3,544	7,028
INTEREST EXPENSE	(7,022)	(1,741)	(1,735)	(3,476)
CAPITALIZED INTEREST	0	0	0	0
OTHER, NET	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(4)	(4)	(8)

FUNDS FROM OPERATIONS	6,484	1,739	1,805	3,544
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(6,790)	(1,867)	(1,872)	(3,739)

NET INCOME	(306)	(128)	(67)	(195)

COUSINS SHARE OF COUSINS LORET (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	6,761	1,742	1,774	3,516
INTEREST EXPENSE	(3,511)	(871)	(868)	(1,739)
OTHER, NET	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(8)	(2)	(2)	(4)

FUNDS FROM OPERATIONS	3,242	869	904	1,773
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,395)	(933)	(937)	(1,870)

NET INCOME	(153)	(64)	(33)	(97)

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,747	988	972	1,960
INTEREST - 7.0%	(1,341)	(323)	(316)	(639)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	0	0	0

FUNDS FROM OPERATIONS	2,404	665	656	1,321
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,125)	(281)	(282)	(563)

NET INCOME	1,279	384	374	758

COUSINS SHARE OF CC-JM II (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,874	494	448	942
INTEREST EXPENSE	(671)	(161)	(158)	(319)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	1,203	333	290	623
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(576)	(144)	(144)	(288)

NET INCOME	627	189	146	335

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS- SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	456	558	696	131	240	179	177
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	456	558	696	131	240	179	177
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(395)	(691)	(829)	(34)	(171)	(171)	(171)

NET INCOME	61	(133)	(133)	97	69	8	6

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	228	279	350	66	120	90	89
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	228	279	350	66	120	90	89
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(198)	(346)	(415)	(17)	(85)	(86)	(86)

NET INCOME	30	(67)	(65)	49	35	4	3

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,886	2,569	(518)	128	1,097	988	1,111
INTEREST - 5.39%	(1,373)	(1,234)	(457)	(69)	(66)	(55)	(56)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(11)	0	0	0	0	0

FUNDS FROM OPERATIONS	1,511	1,324	(975)	59	1,031	933	1,055
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(553)	(588)	(727)	(292)	(557)	(546)	(621)

NET INCOME	958	736	(1,702)	(233)	474	387	434

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	24%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,048	885	(259)	64	549	494	555
INTEREST EXPENSE	(686)	(606)	(229)	(34)	(33)	(28)	(28)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	(2)	0	0	0	0	0

FUNDS FROM OPERATIONS	361	277	(488)	30	516	466	527
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(76)	(134)	(365)	(146)	(278)	(273)	(310)

NET INCOME	285	143	(853)	(116)	238	193	217

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	727	146	224	370
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	727	146	224	370
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(547)	(171)	(171)	(342)

NET INCOME	180	(25)	53	28

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	365	73	112	185
INTEREST EXPENSE	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	365	73	112	185
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(274)	(86)	(86)	(172)

NET INCOME	91	(13)	26	13

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,324	1,078	1,114	2,192
INTEREST - 5.39%	(246)	(115)	(414)	(529)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	3,078	963	700	1,663
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,016)	(571)	(569)	(1,140)

NET INCOME	1,062	392	131	523

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,662	539	556	1,095
INTEREST EXPENSE	(123)	(57)	(207)	(264)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	1,539	482	349	831
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,007)	(286)	(285)	(571)

NET INCOME	532	196	64	260

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS- SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	29,088	29,227	30,735	7,956	7,977	7,834	7,810
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	29,088	29,227	30,735	7,956	7,977	7,834	7,810
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,710)	(7,653)	(7,654)	(1,928)	(1,916)	(1,925)	(1,847)

NET INCOME	21,378	21,574	23,081	6,028	6,061	5,909	5,963

COUSINS SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,544	14,614	15,368	3,978	3,989	3,917	3,905
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	14,544	14,614	15,368	3,978	3,989	3,917	3,905
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,931)	(3,903)	(3,904)	(983)	(977)	(982)	(943)

NET INCOME	10,613	10,711	11,464	2,995	3,012	2,935	2,962

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,403	7,756	7,994	2,012	2,013	2,014	163
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,403	7,756	7,994	2,012	2,013	2,014	163
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(720)	(2,224)	(2,211)	(571)	(553)	(554)	(5,880)

NET INCOME	1,683	5,532	5,783	1,441	1,460	1,460	(5,717)

COUSINS SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,202	3,878	3,998	1,006	1,007	1,007	82
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,202	3,878	3,998	1,006	1,007	1,007	82
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(371)	(1,282)	(1,274)	(327)	(319)	(319)	(2,982)

NET INCOME	831	2,596	2,724	679	688	688	(2,900)

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	31,577	7,813	7,789	15,602
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(6)	(8)	(14)

FUNDS FROM OPERATIONS	31,577	7,807	7,781	15,588
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,616)	(1,900)	(1,866)	(3,766)

NET INCOME	23,961	5,907	5,915	11,822

COUSINS SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,789	3,907	3,895	7,802
INTEREST EXPENSE	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	(4)	(7)

FUNDS FROM OPERATIONS	15,789	3,904	3,891	7,795
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,885)	(969)	(952)	(1,921)

NET INCOME	11,904	2,935	2,939	5,874

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,202	891	5,176	6,067
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	6,202	891	5,176	6,067
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,558)	(702)	(837)	(1,539)

NET INCOME	(1,356)	189	4,339	4,528

COUSINS SHARE OF 285 VENTURE (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,102	445	2,587	3,032
INTEREST EXPENSE	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	3,102	445	2,587	3,032
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,947)	(393)	(460)	(853)

NET INCOME	(845)	52	2,127	2,179

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS- SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	1,512	6,357	1,680	1,714	1,713	1,721
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	(1)	(1)	(1)

FUNDS FROM OPERATIONS	0	1,512	6,357	1,680	1,713	1,712	1,720
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(738)	(1,949)	(451)	(487)	(488)	(488)

NET INCOME	0	774	4,408	1,229	1,226	1,224	1,232

COUSINS SHARE OF CPI/FSP I (2):		50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	756	3,180	840	857	857	861
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	(1)	(1)	(1)

FUNDS FROM OPERATIONS	0	756	3,180	840	856	856	860
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(382)	(1,062)	(255)	(257)	(266)	(266)

NET INCOME	0	374	2,118	585	599	590	594

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	1,486	10,763	21,126	5,263	5,260	5,251	5,249
INTEREST	(1,501)	(6,280)	(12,030)	(2,928)	(2,895)	(2,862)	(2,828)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(15)	4,483	9,096	2,335	2,365	2,389	2,421
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(578)	(4,715)	(5,928)	(1,505)	(1,509)	(1,511)	(1,512)

NET INCOME	(593)	(232)	3,168	830	856	878	909

COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	762	620	1,208	302	302	302	302
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	762	620	1,208	302	302	302	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(25)	(8)	(8)	(8)	(8)

NET INCOME	762	620	1,183	294	294	294	294

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,828	1,714	1,755	3,469
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	(1)	5	4

FUNDS FROM OPERATIONS	6,825	1,713	1,760	3,473
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,914)	(493)	(539)	(1,032)

NET INCOME	4,911	1,220	1,221	2,441

COUSINS SHARE OF CPI/FSP I (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,415	857	901	1,758
INTEREST EXPENSE	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	(1)	3	2

FUNDS FROM OPERATIONS	3,412	856	904	1,760
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,044)	(268)	(291)	(559)

NET INCOME	2,368	588	613	1,201

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,023	5,248	5,246	10,494
INTEREST	(11,513)	(2,793)	(2,758)	(5,551)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	9,510	2,455	2,488	4,943
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(6,037)	(1,522)	(1,530)	(3,052)

NET INCOME	3,473	933	958	1,891

COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	1,208	302	302	604
INTEREST EXPENSE	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	1,208	302	302	604
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(8)	(8)	(16)

NET INCOME	1,176	294	294	588

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS- SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	3,454	1,255	1,445	1,343	1,388
INTEREST - 5.9%	0	0	0	0	(424)	(820)	(818)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	3,454	1,255	1,021	523	570
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(1,530)	(606)	(648)	(620)	(633)

NET INCOME	0	0	1,924	649	373	(97)	(63)

COUSINS SHARE OF CRAWFORD LONG - CPI (2):			50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	1,728	628	723	672	694
INTEREST EXPENSE	0	0	0	0	(212)	(410)	(410)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	1,728	628	511	262	284
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(802)	(316)	(337)	(323)	(330)

NET INCOME	0	0	926	312	174	(61)	(46)

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	142	0	0	0	0	0	0
OTHER, NET	3,543	453	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(301)	(64)	0	0	0	0	0

FUNDS FROM OPERATIONS	3,384	389	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	3,384	389	0	0	0	0	0

COUSINS SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	71	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0
OTHER, NET	1,896	206	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(226)	(48)	0	0	0	0	0

FUNDS FROM OPERATIONS	1,741	158	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	1,741	158	0	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004
CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	5,431	1,438	1,527	2,965
INTEREST - 5.9%	(2,062)	(815)	(813)	(1,628)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	3,369	623	714	1,337
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,507)	(632)	(638)	(1,270)

NET INCOME	862	(9)	76	67

COUSINS SHARE OF CRAWFORD LONG - CPI (2):	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,717	719	764	1,483
INTEREST EXPENSE	(1,032)	(408)	(407)	(815)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	1,685	311	357	668
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,306)	(329)	(332)	(661)

NET INCOME	379	(18)	25	7

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0
OTHER, NET	0	1,848	0	1,848
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	0	1,848	0	1,848
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0

NET INCOME	0	1,848	0	1,848

COUSINS SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	0	0	0	0
INTEREST EXPENSE	0	0	0	0
OTHER, NET	0	924	0	924
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0

FUNDS FROM OPERATIONS	0	924	0	924
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0

NET INCOME	0	924	0	924

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS- SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
COUSINS SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	773	1,743	1,952	544	1,055	605	995
INTEREST EXPENSE	0	0	0	0	0	0	0
OTHER, NET	(95)	(23)	(3)	(13)	(7)	(20)	(22)

FUNDS FROM OPERATIONS	678	1,720	1,949	531	1,048	585	973
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	678	1,720	1,949	531	1,048	585	973

COUSINS SHARE OF CL REALTY, LLC (2):				50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	197	259	245
OTHER, NET	0	0	0	(18)	(20)	(26)	(30)

FUNDS FROM OPERATIONS	0	0	0	(18)	177	233	215
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	0	0	0	(18)	177	233	215

COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):				50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004
COUSINS SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	3,199	2,105	781	2,886
INTEREST EXPENSE	0	(20)	(37)	(57)
OTHER, NET	(62)	24	35	59

FUNDS FROM OPERATIONS	3,137	2,109	779	2,888
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(11)	(17)	(28)

NET INCOME	3,137	2,098	762	2,860

COUSINS SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	701	610	606	1,216
OTHER, NET	(94)	(62)	(42)	(104)

FUNDS FROM OPERATIONS	607	548	564	1,112
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0

NET INCOME	607	548	564	1,112

COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	82	82
OTHER, NET	0	0	0	0

FUNDS FROM OPERATIONS	0	0	82	82
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0

NET INCOME	0	0	82	82

See Footnotes on Page 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS- SUPPLEMENTAL DETAIL

FOOT NOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH

	Second Quarter 2004 vs			Second Quarter			Six Months
	First Quarter 2004			2004 vs 2003			2004 vs 2003
	Office	Retail	Total	Office	Retail	Total	Office	Retail	Total
Adjusted Rental Property Revenues (1)	-1.7%	-0.5%	-1.5%	-4.2%	2.4%	-3.4%	-2.5%	1.0%	-2.1%
Rental Property Operating Expenses	-5.0%	-10.2%	-5.5%	-4.6%	-19.6%	-6.3%	0.2%	-7.0%	-0.7%
Adjusted Rental Property Revenues less Operating Expenses	0.0%	3.5%	0.4%	-3.9%	13.5%	-2.0%	-3.7%	4.4%	-2.7%
Cash Basis Rental Property Revenues (2)	-1.4%	-0.5%	-1.3%	-4.1%	2.6%	-3.3%	-2.6%	1.5%	-2.1%
Rental Property Operating Expenses	-5.0%	-10.2%	-5.5%	-4.6%	-19.6%	-6.3%	0.2%	-7.0%	-0.7%
Cash Basis Rental Property Revenues less Operating Expenses	0.4%	3.5%	0.8%	-3.8%	13.8%	-1.9%	-4.0%	5.2%	-2.8%

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Second Quarter 2004 Compared to First Quarter 2004
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	1q 2004	2q 2004	% Change	1q 2004	2q 2004	% Change	1q 2004	2q 2004	% Change	1q 2004	2q 2004	1q 2004	2q 2004
RENTAL PROPERTY REVENUES	$46,904	$46,714		$5,943	$5,832		$52,847	$52,546		$3,867	$4,075	$56,714	$56,621
Less: LEASE TERMINATION FEES	2,103	2,671		139	56		2,242	2,727		0	0	2,242	2,727
INTER-COMPANY ACTIVITIES	(59)	(69)		0	0		(59)	(69)		0	0	(59)	(69)

ADJUSTED RENTAL PROPERTY REVENUES (1)	44,860	44,112	-1.7%	5,804	5,776	-0.5%	50,664	49,888	-1.5%	3,867	4,075	54,531	53,963
RENTAL PROPERTY OPERATING EXPENSES	15,090	14,338	-5.0%	1,685	1,513	-10.2%	16,775	15,851	-5.5%	1,089	1,168	17,864	17,019

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$29,770	$29,774	0.0%	$4,119	$4,263	3.5%	$33,889	$34,037	0.4%	$2,778	$2,907	$36,667	$36,944

ADJUSTED RENTAL PROPERTY REVENUES (1)	$44,860	$44,112		$5,804	$5,776		$50,664	$49,888		$3,867	$4,075	$54,531	$53,963
Less: STRAIGHT-LINE RENTS	361	239		0	1		361	240		210	340	571	580
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(174)	(170)		0	0		(174)	(170)		(13)	(38)	(187)	(208)

CASH BASIS RENTAL PROPERTY REVENUES (2)	44,673	44,043	-1.4%	5,804	5,775	-0.5%	50,477	49,818	-1.3%	3,670	3,773	54,147	53,591
RENTAL PROPERTY OPERATING EXPENSES	15,090	14,338	-5.0%	1,685	1,513	-10.2%	16,775	15,851	-5.5%	1,089	1,168	17,864	17,019

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$29,583	$29,705	0.4%	$4,119	$4,262	3.5%	$33,702	$33,967	0.8%	$2,581	$2,605	$36,283	$36,572

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$46,904	$46,714		$5,943	$5,832		$52,847	$52,546		$3,867	$4,075	$56,714	$56,621
RENTAL PROPERTY OPERATING EXPENSES	15,090	14,338		1,685	1,513		16,775	15,851		1,089	1,168	17,864	17,019

	$31,814	$32,376		$4,258	$4,319		$36,072	$36,695		$2,778	$2,907	$38,850	$39,602

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$24,102	$22,347
DISCONTINUED OPERATIONS (4)												988	$1,003
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												13,760	16,252

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$38,850	$39,602

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Second Quarter 2004 Compared to Second Quarter 2003
(in thousands, except percentages)

	Same Property
	Office			Retail			Total
	2q 2003	2q 2004	% Change	2q 2003	2q 2004	% Change	2q 2003	2q 2004	% Change
RENTAL PROPERTY REVENUES	$45,891	$46,008		$5,655	$5,832		$51,546	$51,840
Less: LEASE TERMINATION FEES	743	2,671		16	56		759	2,727
INTER-COMPANY ACTIVITIES	(139)	(69)		0	0		(139)	(69)

ADJUSTED RENTAL PROPERTY REVENUES (1)	45,287	43,406	-4.2%	5,639	5,776	2.4%	50,926	49,182	-3.4%
RENTAL PROPERTY OPERATING EXPENSES	14,641	13,970	-4.6%	1,882	1,513	-19.6%	16,523	15,483	-6.3%

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$30,646	$29,436	-3.9%	$3,757	$4,263	13.5%	$34,403	$33,699	-2.0%

ADJUSTED RENTAL PROPERTY REVENUES (1)	$45,287	$43,406		$5,639	$5,776		$50,926	$49,182
Less: STRAIGHT-LINE RENTS	252	201		12	1		264	202
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0		0	0

CASH BASIS RENTAL PROPERTY REVENUES (2)	45,035	43,205	-4.1%	5,627	5,775	2.6%	50,662	48,980	-3.3%
RENTAL PROPERTY OPERATING EXPENSES	14,641	13,970	-4.6%	1,882	1,513	-19.6%	16,523	15,483	-6.3%

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$30,394	$29,235	-3.8%	$3,745	$4,262	13.8%	$34,139	$33,497	-1.9%

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$45,891	$46,008		$5,655	$5,832		$51,546	$51,840
RENTAL PROPERTY OPERATING EXPENSES	14,641	13,970		1,882	1,513		16,523	15,483

	$31,250	$32,038		$3,773	$4,319		$35,023	$36,357

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)
DISCONTINUED OPERATIONS (4)
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)
TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Non-Same		All Properties
	2q 2003	2q 2004	2q 2003	2q 2004
RENTAL PROPERTY REVENUES	$9,072	$4,781	$60,618	$56,621
Less: LEASE TERMINATION FEES	611	0	1,370	2,727
INTER-COMPANY ACTIVITIES	0	0	(139)	(69)

ADJUSTED RENTAL PROPERTY REVENUES (1)	8,461	4,781	59,387	53,963
RENTAL PROPERTY OPERATING EXPENSES	2,015	1,536	18,538	17,019

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$6,446	$3,245	$40,849	$36,944

ADJUSTED RENTAL PROPERTY REVENUES (1)	$8,461	$4,781	$59,387	$53,963
Less: STRAIGHT-LINE RENTS	274	378	538	580
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	(208)	0	(208)

CASH BASIS RENTAL PROPERTY REVENUES (2)	8,187	4,611	58,849	53,591
RENTAL PROPERTY OPERATING EXPENSES	2,015	1,536	18,538	17,019

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$6,172	$3,075	$40,311	$36,572

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$9,072	$4,781	$60,618	$56,621
RENTAL PROPERTY OPERATING EXPENSES	2,015	1,536	18,538	17,019

	$7,057	$3,245	$42,080	$39,602

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)			$21,744	$22,347
DISCONTINUED OPERATIONS (4)			5,766	1,003
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)			14,570	16,252

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES			$42,080	$39,602

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Six Months 2004 Compared to Six Months 2003
(in thousands, except percentages)

	Same Property
	Office			Retail			Total
	2003	2004	% Change	2003	2004	% Change	2003	2004	% Change
RENTAL PROPERTY REVENUES	$82,800	$84,871		$12,533	$11,779		$95,333	$96,650
Less: LEASE TERMINATION FEES	802	4,774		1,062	195		1,864	4,969
INTER-COMPANY ACTIVITIES	(278)	(128)		0	0		(278)	(128)

ADJUSTED RENTAL PROPERTY REVENUES (1)	82,276	80,225	-2.5%	11,471	11,584	1.0%	93,747	91,809	-2.1%
RENTAL PROPERTY OPERATING EXPENSES	26,378	26,422	0.2%	3,439	3,198	-7.0%	29,817	29,620	-0.7%

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$55,898	$53,803	-3.7%	$8,032	$8,386	4.4%	$63,930	$62,189	-2.7%

ADJUSTED RENTAL PROPERTY REVENUES (1)	$82,276	$80,225		$11,471	$11,584		$93,747	$91,809
Less: STRAIGHT-LINE RENTS	348	467		62	1		410	468
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0		0	0

CASH BASIS RENTAL PROPERTY REVENUES (2)	81,928	79,758	-2.6%	11,409	11,583	1.5%	93,337	91,341	-2.1%
RENTAL PROPERTY OPERATING EXPENSES	26,378	26,422	0.2%	3,439	3,198	-7.0%	29,817	29,620	-0.7%

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$55,550	$53,336	-4.0%	$7,970	$8,385	5.2%	$63,520	$61,721	-2.8%

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$82,800	$84,871		$12,533	$11,779		$95,333	$96,650
RENTAL PROPERTY OPERATING EXPENSES	26,378	26,422		3,439	3,198		29,817	29,620

	$56,422	$58,449		$9,094	$8,581		$65,516	$67,030

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)
DISCONTINUED OPERATIONS (4)
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)
TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Non-Same		All Properties
	2003	2004	2003	2004
RENTAL PROPERTY REVENUES	$46,381	$16,685	$141,714	$113,335
Less: LEASE TERMINATION FEES	20,613	0	22,477	4,969
INTER-COMPANY ACTIVITIES	0	0	(278)	(128)

ADJUSTED RENTAL PROPERTY REVENUES (1)	25,768	16,685	119,515	108,494
RENTAL PROPERTY OPERATING EXPENSES	7,069	5,263	36,886	34,883

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$18,699	$11,422	$82,629	$73,611

ADJUSTED RENTAL PROPERTY REVENUES (1)	$25,768	$16,685	$119,515	$108,494
Less: STRAIGHT-LINE RENTS	636	683	1,046	1,151
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	(395)	0	(395)

CASH BASIS RENTAL PROPERTY REVENUES (2)	25,132	16,397	118,469	107,738
RENTAL PROPERTY OPERATING EXPENSES	7,069	5,263	36,886	34,883

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$18,063	$11,134	$81,583	$72,855

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$46,381	$16,685	$141,714	$113,335
RENTAL PROPERTY OPERATING EXPENSES	7,069	5,263	36,886	34,883

	$39,312	$11,422	$104,828	$78,452

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)			$64,391	$46,449
DISCONTINUED OPERATIONS (4)			12,125	1,991
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)			28,312	30,012

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES			$104,828	$78,452

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of June 30, 2004
($ in thousands)

								Actual or
	Company	Leased				Cousins’	Cousins’	Projected Dates
	owned	GLA (%)	Venture	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA	(fully executed)	Partner	Ownership %	Total Cost	Total Costs	@ 6/30/04	Fully Operational
OFFICE & MEDICAL OFFICE
Frost Bank Tower (2)	529,000	61%	N/A	100%	$143,100	$143,100	$122,614	const. - 4Q-03
(Austin, TX)								fully operational 4Q-06
Inhibitex	51,000	100%	N/A	100%	6,900	6,900	1,025	const. - 1Q-05
(Atlanta, GA)								fully operational 2Q-05

TOTAL OFFICE & MEDICAL OFFICE	580,000				150,000	150,000	123,639

RETAIL
The Avenue Viera	288,000	58%	N/A	100%	52,900	52,900	24,588	const. - 4Q-04
(Viera, FL)								fully operational 2Q-05
Hanover Square South	71,000	27%	N/A	100%	12,200	12,200	5,038	const. - 1Q-05
(Richmond, VA)								fully operational 3Q-05
The Avenue Carriage Crossing (3)	597,000	33%	Jim Wilson &	99%	102,800	100,300	17,817	const. - 4Q-05 (3)
(Memphis, TN)			Associates					fully operational 4Q-06 (3)

TOTAL RETAIL	956,000				167,900	165,400	47,443

Accumulated Depreciation on Partially Operational Properties	—				—	—	(516)

TOTAL PORTFOLIO	1,536,000				$317,900	$315,400	$170,566

(1)	This schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.

(2)	This property is Partially Operational for financial reporting purposes and therefore, depreciation has commenced.

(3)	The Avenue Carriage Crossing will be constructed in two phases. Phase 1 represents approximately 544,000 square feet. The completion and operational dates in the above schedule relate only to Phase 1. Phase 2 represents approximately 53,000 square feet and is anticipated to have construction completed in the fourth quarter of 2006, with fully operational status occurring fourth quarter 2007.

Note:	Certain matters herein are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	June 30,	December 31,
	2004	2003
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $145,782 in 2004 and $162,955 in 2003	$594,350	$686,788
Operating properties held for sale, net of accumulated depreciation of $30,671 in 2004	82,201	—
Land held for investment or future development	29,057	17,435
Projects under construction	170,566	152,042
Residential lots under development	20,431	22,496

Total properties	896,605	878,761
CASH AND CASH EQUIVALENTS, at cost which approximates market	11,771	13,061
RESTRICTED CASH	2,779	3,661
NOTES AND OTHER RECEIVABLES	32,149	19,847
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	178,503	184,221
OTHER ASSETS, including goodwill of $15,233 in 2004 and $15,696 in 2003	43,497	40,863

TOTAL ASSETS	$1,165,304	$1,140,414

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$442,290	$497,981
NOTES PAYABLE - HELD FOR SALE PROPERTIES	52,978	—
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	32,262	29,909
DEPOSITS AND DEFERRED INCOME	4,003	5,341

TOTAL LIABILITIES	531,533	533,231

MINORITY INTERESTS	19,339	19,346

DEFERRED GAIN	8,875	9,060

COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ INVESTMENT:
7.75% Series A cumulative redeemable preferred stock, $1 par value, $25 liquidation value; 20,000,000 shares authorized, 4,000,000 shares issued	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 51,786,576 and 51,526,647 shares issued	51,787	51,527
Additional paid-in capital	303,866	298,542
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	(4,927)	(5,803)
Cumulative undistributed net income	219,725	199,405

TOTAL STOCKHOLDERS’ INVESTMENT	605,557	578,777

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,165,304	$1,140,414

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2004

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter		Current Quarter
	Property Description	Area	State	Square Feet	Interest	(3/31/04)		(6/30/04)
I.	OFFICE
	A. Commercial Office
	Bank of America Plaza	Atlanta		1,253,000	50.00%	100%		100%
	One Ninety One Peachtree Tower	Atlanta		1,215,000	9.80%	96%		96%
	Inforum	Atlanta		983,000	100.00%	95%		85%
	3200 Windy Hill Road	Atlanta		698,000	50.00%	94%		100%
	2300 Windy Ridge Parkway	Atlanta		635,000	50.00%	86%		86%
	The Pinnacle	Atlanta		423,000	50.00%	98%		98%
	1155 Perimeter Center West	Atlanta		365,000	50.00%	59%		59%
	One Georgia Center	Atlanta		347,000	88.50%	78%		48%
	2500 Windy Ridge Parkway	Atlanta		316,000	50.00%	99%		99%
	Two Live Oak Center	Atlanta		279,000	50.00%	87%		88%
	Ten Peachtree Place	Atlanta		259,000	50.00%	100%		100%
	4200 Wildwood Parkway	Atlanta		256,000	50.00%	100%		100%
	3100 Windy Hill Road	Atlanta		188,000	100.00%	100%		100%
	555 North Point Center East	Atlanta		152,000	100.00%	53%		84%
	4300 Wildwood Parkway	Atlanta		150,000	50.00%	100%		100%
	615 Peachtree Street	Atlanta		148,000	100.00%	81%		56%
	200 North Point Center East	Atlanta		130,000	100.00%	39%		43%
	333 North Point Center East	Atlanta		129,000	100.00%	65%		69%
	100 North Point Center East	Atlanta		128,000	100.00%	74%		81%
	Galleria 75	Atlanta		114,000	100.00%	79%		83%
	3301 Windy Ridge Parkway	Atlanta		107,000	100.00%	100%		100%
	4100 Wildwood Parkway	Atlanta		100,000	50.00%	100%		100%

			Georgia	8,375,000		88%		85%

	Frost Bank Tower	Austin		529,000	100.00%	61	%(b)	61	%(b)
	The Points at Waterview	Dallas		203,000	100.00%	96%		95%
	Austin Research Park - Building IV	Austin		184,000	50.00%	100%		100%
	Austin Research Park - Building III	Austin		174,000	50.00%	100%		100%

			Texas	1,090,000		98%		97%

	Gateway Village	Charlotte		1,065,000	50.00%	100%		100%
	101 Independence Center	Charlotte		526,000	100.00%	100%		97%
	Wachovia Tower	Greensboro		324,000	11.50%	69%		68%

			North Carolina	1,915,000		99%		97%

	Lakeshore Park Plaza (a)	Birmingham		190,000	100.00%	87%		92%
	Grandview II	Birmingham		149,000	11.50%	100%		100%
	600 University Park Place (a)	Birmingham		123,000	100.00%	99%		99%

			Alabama	462,000		92%		95%

	101 Second Street (a)	San Francisco		387,000	100.00%	82%		82%
	55 Second Street (a)	San Francisco		379,000	100.00%	79%		82%

			California	766,000		80%		82%

	John Marshall-II	Washington, D.C.		224,000	50.00%	100%		100%

	Total Commercial Office			12,832,000		90	%(c)	88	%(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2004

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter		Current Quarter
	Property Description	Area	State	Square Feet	Interest	(3/31/04)		(6/30/04)
	B. Medical Office
	Emory Crawford Long Medical Office Tower	Atlanta		358,000	50.00%	93%		97%
	Northside/Alpharetta II	Atlanta		198,000	100.00%	80%		82%
	Meridian Mark Plaza	Atlanta		160,000	100.00%	100%		100%
	Northside/Alpharetta I	Atlanta		103,000	100.00%	92%		92%
	AtheroGenics	Atlanta		51,000	100.00%	100%		100%
	Inhibitex	Atlanta		51,000	100.00%	100	%(b)	100	%(b)

			Georgia	921,000		91%		93%

	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%		100%

	Total Medical Office			990,000		91	%(c)	93	%(c)

	TOTAL OFFICE			13,822,000		90	%(c)	88	%(c)

II.	RETAIL
	North Point MarketCenter	Atlanta		401,000	11.50%	100%		100%
	The Avenue East Cobb	Atlanta		225,000	100.00%	98%		99%
	The Avenue West Cobb	Atlanta		205,000	100.00%	95	%(b)	96%
	The Avenue Peachtree City	Atlanta		182,000	88.50%	98	%(d)	98	%(d)
	Mansell Crossing Phase II	Atlanta		103,000	11.50%	100%		100%

			Georgia	1,116,000		97%		98%

	The Avenue of the Peninsula	Rolling Hills Estates		374,000	100.00%	81%		82%
	Los Altos MarketCenter	Long Beach		157,000	11.50%	100%		100%

			California	531,000		82%		83%

	Greenbrier MarketCenter	Chesapeake		376,000	11.50%	100%		100%
	Hanover Square South	Richmond		71,000	100.00%	27	%(b)	27	%(b)

			Virginia	447,000		100%		100%

	The Avenue Viera	Viera		288,000	100.00%	36	%(b)	58	%(b)
	The Shops at World Golf Village	St. Augustine		80,000	50.00%	74%		74%

			Florida	368,000		74%		74%

	The Avenue Carriage Crossing	Memphis	Tennessee	597,000	99.00%	N/A	(b)	33	%(b)

	The Shops of Lake Tuscaloosa	Tuscaloosa	Alabama	62,000	100.00%	85	%(b)	90%

	TOTAL RETAIL			3,121,000 (e)		91	%(c)	92	%(c)

	TOTAL PORTFOLIO			16,943,000		90	%(c)	89	%(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2004

		Company	Weighted	Percent Leased
		Share of	Average	(Fully Executed)
	Rentable	Rentable	Ownership	Prior Quarter	Current Quarter
	Square Feet	Square Feet	%	(3/31/04)	(6/30/04)
SUMMARY BY TYPE
Commercial Office	12,832,000	8,087,000	74%	90%	88%
Medical Office	990,000	750,000	7%	91%	93%

Subtotal	13,822,000	8,837,000	81%	90%	88%
Retail	3,121,000	2,136,000	19%	91%	92%

TOTAL	16,943,000	10,973,000	100%	90%	89	%(c)

SUMMARY BY STATE
Georgia	10,412,000	6,263,000	57%	89%	87%
North Carolina	1,984,000	1,104,000	10%	99%	97%
California	1,297,000	1,158,000	11%	81%	82%
Texas	1,090,000	911,000	8%	98%	97%
Tennessee	597,000	591,000	5%	N/A	33%
Alabama	524,000	392,000	4%	92%	94%
Virginia	447,000	114,000	1%	100%	100%
Florida	368,000	328,000	3%	74%	74%
Washington, D.C.	224,000	112,000	1%	96%	100%

	16,943,000	10,973,000	100%	90%	89	%(c)

(a)	This project is owned through joint ventures with third parties, and a portion of the upside is shared with the other venturer.

(b)	Under construction and/or in lease-up.

(c)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up and One Ninety One Peachtree Tower.

(d)	This property is subject to a contractual participation in which a portion of the upside is shared with a third party. Also, an expansion of 13,000 square feet is currently under construction and lease-up. The expansion space is included in rentable square feet for the property, but excluded from percent leased calculations.

(e)	The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project that is currently under construction in Deerfied, Ohio. The Company has no capital invested in the project, but is entitled to receive 10% of the operating income and 10% of any residuals upon sale.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of June 30, 2004

		Percentage of Total Portfolio at	Average Remaining
	Tenant (1)	the Company’s Share (2)	Lease Term (Years)
1.	Bank of America	12.3%	8.6
2.	IBM	4.6%	2.6
3.	BellSouth	3.0%	5.3
4.	General Electric Company	2.1%	9.8
5.	Charles Schwab & Co., Inc.	1.9%	7.7
6.	Northside Hospital	1.9%	9.6
7.	Thelen, Reid & Priest LLP	1.4%	7.8
8.	Paul Hastings	1.4%	10.8
9.	Ernst & Young U.S. LLP	1.4%	2.3
10.	Georgia Lottery Corporation	1.4%	9.0
11.	Bluelinx Corporation (3)	1.3%	8.5
12.	AGL Services Company	1.2%	8.8
13.	Coca-Cola Enterprises Inc.	1.2%	14.5
14.	Troutman Sanders LLP	1.2%	2.9
15.	Booz-Allen Hamilton	1.2%	6.6
16.	Infinity Insurance Company	1.2%	0.6
17.	Internap Network Services	1.2%	15.8
18.	Mirant Corporation	1.2%	2.6
19.	Indus International, Inc.	1.1%	7.8
20.	KPMG LLP	1.1%	10.0
21.	Bombardier Aerospace Corporation	1.0%	8.7
22.	Robinson Bradshaw & Hinson	1.0%	10.5
23.	Norfolk & Southern	0.9%	0.1
24.	Merrill Lynch, Pierce, Fenner & Smith Inc.	0.9%	9.8
25.	Emory University	0.9%	12.3

	Total leased square feet of Top 25 Largest Tenants	48.0%	7.5

(1)	In some cases, the actual tenant may be an affiliate of the company shown.

(2)	Percentages are based on square footage amounts of completed projects only. One Ninety One Peachtree Tower is excluded, as it is less than 10% owned by the Company.

(3)	The Company has a guarantee from Georgia Pacific Corporation on this leased space.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1) and Residential Communities (2))
As of June 30, 2004

				Company’s
		Developable	Joint Venture	Ownership
Description and Location	Zoned Use	Land Area (3)	Partner	Interest
Wildwood Office Park	Office and Commercial	68	N/A	100%
Suburban Atlanta, GA	Office and Commercial	32	IBM	50%
North Point Land (4)
Suburban Atlanta, GA	Office and Commercial-East Side	13	N/A	100%
(Georgia Highway 400 & Haynes Bridge Road)	Mixed Use-West Side	159	N/A	100%
50 Biscayne Boulevard
Miami, FL	Mixed Use	1	N/A	100%
Salem Road Station
Suburban Atlanta, GA	Retail Outparcel	2	N/A	100%
The Avenue West Cobb
Suburban Atlanta, GA (Cobb County)	Residential (5)	8	N/A	100%
The Shops of Lake Tuscaloosa
Tuscaloosa, AL	Retail Outparcel	1	N/A	100%
Hanover Square
Richmond, VA	Retail Outparcels	5	N/A	100%
Temco Associates		See Notes	Temple-Inland
Suburban Atlanta, GA (Paulding County)	Residential and Commercial	(2) and (6)	Inc. (7)	50%

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1) and Residential Communities (2))
As of June 30, 2004

(1)	The following properties include adjacent building pads, the basis of which are included in the basis of each of these operating properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership
	Interest	Square Footage
Ten Peachtree Place	50%	400,000
One Georgia Center	100%	300,000
Austin Research Park	50%	175,000
The Points at Waterview	100%	60,000

(2)	Certain residential communities have adjacent land either owned or under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. See the Inventory of Residential Lots Under Development schedule for a detail of such land.

(3)	In acres, based upon management’s current estimates.

(4)	The North Point property is located both east and west of Georgia Highway 400. The land located east of Georgia Highway 400 surrounds North Point Mall, a 1.3 million square foot regional mall on a 100-acre site which the Company sold in 1988. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land on the west side has been rezoned to mixed use to include residential as well as office and commercial. The Company sold 10 and 42 acres of land on the west side in the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

(5)	The Company currently plans to rezone this land in the future.

(6)	Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 7,000 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,173 per acre at January 1, 2004, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of acreage activity:

	Six Months Ended		Year Ended December 31,
	6/30/2004	2003	2002	2001
Acres purchased and simultaneously sold	71	97	607	359
Acres purchased and held under option for third parties	—	—	78	128
Acres held under option or for sale or future development subsequently sold	149	10	—	—
Acres purchased by Temco for residential developments	—	21	910	—
Acres purchased for sale or future development	—	149	—	—

Total option acres exercised	220	277	1,595	487

(7)	Joint venture partner is an affiliate of the entity shown.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of June 30, 2004

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Additional
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Land
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	(acres) (2)
Cousins Real Estate Corporation (100% owned)
The Lakes at Cedar Grove	2001	10	906	155	53	75	391	515	82
Fulton County Suburban Atlanta, GA
Longleaf at Callaway (3)	2002	5	138	27	11	16	35	103	0
Harris County Pine Mountain, GA
River’s Call	2000	10	108	48	5	18	43	65	0
East Cobb County Suburban Atlanta, GA

Total 100% owned			1,152	230	69	109	469	683	82

Temco Associates (50% owned) (4)
Bentwater	1999	10	1,650	119	66	123	1,313	337	1
Paulding County Suburban Atlanta, GA
The Georgian (75% owned)	2003	9	1,386	234	29	110	123	1,263	0
Paulding County Suburban Atlanta, GA
Seven Hills at Bentwater	2003	8	996	57	8	29	29	967	1,091
Paulding County Suburban Atlanta, GA
Happy Valley (50% owned)	2004	5	399	0	0	0	0	399	0
Paulding County Suburban Atlanta, GA
Paul Harris Estates	2004	3	27	0	0	0	0	27	0
Paulding County Suburban Atlanta, GA

Total Temco			4,458	410	103	262	1,465	2,993	1,092

CL Realty, LLC (50% owned) (4)
Creekside Oaks	2003	6	305	37	0	40	40	265	0
Manatee County Bradenton, FL
Hidden Lakes	2003	2	89	1	0	5	46	43	0
Tarrant County Keller, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of June 30, 2004

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Additional
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Land
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	(acres) (2)
CL Realty, LLC, continued
Long Meadow Farms (37.5% owned)	2003	10	2,705	0	0	0	0	2,705	109
Fort Bend County Houston, TX
Manatee River Plantation	2003	5	460	0	0	0	0	460	0
Manatee County Tampa, FL
McKinney Village Park (60% owned)	2003	4	564	0	0	0	0	564	8
Collin County McKinney, TX
Stillwater Canyon	2003	4	336	69	19	36	58	278	0
Dallas County DeSota, TX
Stonebridge (10% owned)	2003	4	619	115	63	63	63	556	0
Coweta County Newnan, GA
Summer Creek Ranch	2003	10	2,508	134	113	209	337	2,171	363
Tarrant County Fort Worth, TX
Summer Lakes	2003	5	1,160	0	0	0	0	1,160	46
Fort Bend County Rosenberg, TX
Bar C Ranch	2004	8	1,180	0	0	0	0	1,180	0
Tarrant County Forth Worth, TX

Total CL Realty			9,926	356	195	353	544	9,382	526

Total			15,536	996	367	724	2,478	13,058	1,700

Company Share of Total			6,834	532	186	374	1,430	5,405	855

Company Weighted Average Ownership			44%	53%	51%	52%	58%	41%	50%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	This estimate represents the acreage on both owned land and land under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development.

(3)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of June 30, 2004, four houses have been sold.

(4)	CREC owns 50% of both Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for a description of Temco Associates and CL Realty.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2004

OFFICE

As of June 30, 2004, the Company’s office portfolio included 33 commercial office buildings, excluding all buildings currently under construction and/or in lease-up and One Ninety One Peachtree Tower, as it is less than 10% owned by the Company. The weighted average remaining lease term of these office buildings was approximately seven years as of June 30, 2004. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring (1)	98,965	287,448	410,919	123,678	465,214	476,865
% of Leased Space	3%	9%	12%	4%	14%	14%
Annual Contractual Rent (000’s) (3)	$1,761	$4,760	$6,523	$2,271	$9,189	$7,316
Annual Contractual Rent/Sq. Ft. (3)	$17.79	$16.56	$15.87	$18.36	$19.75	$15.34
Joint Venture:
Square Feet Expiring (1)	168,127	504,500	294,650	865,207	230,511	455,388
% of Leased Space	3%	8%	4%	13%	3%	7%
Annual Contractual Rent (000’s) (3)	$1,808	$8,441	$8,383	$18,091	$3,748	$9,604
Annual Contractual Rent/Sq. Ft. (3)	$10.76	$16.73	$28.45	$20.91	$16.26	$21.09
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	214,210	503,626	551,709	559,182	571,121	699,390
% of Leased Space	3%	8%	8%	9%	9%	11%
Annual Contractual Rent (000’s) (3)	$2,915	$8,348	$10,592	$11,358	$10,889	$12,002
Annual Contractual Rent/Sq. Ft. (3)	$13.61	$16.58	$19.20	$20.31	$19.07	$17.16

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring (1)	285,459	93,424	361,003	706,965	3,309,940 (2)
% of Leased Space	9%	3%	11%	21%	100%
Annual Contractual Rent (000’s) (3)	$7,102	$1,519	$11,145	$15,607	$67,193
Annual Contractual Rent/Sq. Ft. (3)	$24.88	$16.26	$30.87	$22.08	$20.30
Joint Venture:
Square Feet Expiring (1)	111,896	249,573	1,407,727	2,351,610	6,639,189 (4)
% of Leased Space	2%	4%	21%	35%	100%
Annual Contractual Rent (000’s) (3)	$2,208	$4,982	$31,122	$45,063	$133,450
Annual Contractual Rent/Sq. Ft. (3)	$19.74	$19.96	$22.11	$19.16	$20.10
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	308,400	221,665	1,063,897	1,858,661	6,551,861
% of Leased Space	5%	3%	16%	28%	100%
Annual Contractual Rent (000’s) (3)	$7,580	$4,012	$26,706	$37,707	$132,109
Annual Contractual Rent/Sq. Ft. (3)	$24.58	$18.10	$25.10	$20.29	$20.16

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of June 30, 2004 out of approximately 3,887,000 total rentable square feet.

(3)	Annual Contractual Rent is the estimated rental rate in the year of expiration, excluding the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating reimbursements, an estimate of operating expenses is deducted from the rental rate shown.

(4)	Rentable square feet leased as of June 30, 2004 out of approximately 7,201,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2004

MEDICAL OFFICE

As of June 30, 2004, the Company’s medical office portfolio included six medical office buildings, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these medical office properties was approximately eight years as of June 30, 2004. The medical office properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring	15,031	30,025	15,272	29,830	41,075	138,775
% of Leased Space	3%	6%	3%	6%	9%	30%
Annual Contractual Rent (000’s) (2)	$353	$535	$260	$637	$900	$2,830
Annual Contractual Rent/Sq. Ft. (2)	$23.51	$17.82	$17.03	$21.34	$21.91	$20.39
Joint Venture:
Square Feet Expiring	—	3,445	—	68,996	1,178	30,205
% of Leased Space	0%	1%	0%	17%	0%	7%
Annual Contractual Rent (000’s) (2)	$—	$56	$—	$1,263	$24	$669
Annual Contractual Rent/Sq. Ft. (2)	$—	$16.40	$—	$18.31	$20.01	$22.14
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	15,031	30,421	15,272	54,797	41,664	153,878
% of Leased Space	2%	5%	2%	9%	6%	24%
Annual Contractual Rent (000’s) (2)	$353	$541	$260	$1,109	$912	$3,164
Annual Contractual Rent/Sq. Ft. (2)	$23.51	$17.80	$17.03	$20.24	$21.88	$20.56

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring	18,397	30,354	5,801	144,975	469,535 (1)
% of Leased Space	4%	7%	1%	31%	100%
Annual Contractual Rent (000’s) (2)	$351	$810	$130	$3,368	$10,174
Annual Contractual Rent/Sq. Ft. (2)	$19.07	$26.68	$22.39	$23.23	$21.67
Joint Venture:
Square Feet Expiring	7,175	14,687	82,677	206,787	415,150 (3)
% of Leased Space	2%	3%	20%	50%	100%
Annual Contractual Rent (000’s) (2)	$155	$359	$1,708	$5,032	$9,266
Annual Contractual Rent/Sq. Ft. (2)	$21.59	$24.45	$20.66	$24.33	$22.32
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	21,985	37,698	31,546	248,369	650,661
% of Leased Space	3%	6%	5%	38%	100%
Annual Contractual Rent (000’s) (2)	$428	$989	$686	$5,884	$14,326
Annual Contractual Rent/Sq. Ft. (2)	$19.48	$26.25	$21.76	$23.69	$22.02

(1)	Rentable square feet leased as of June 30, 2004 out of approximately 512,000 total rentable square feet.

(2)	Annual Contractual Rent is the estimated rental rate in the year of expiration, excluding the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating reimbursements, an estimate of operating expenses is deducted from the rental rate shown.

(3)	Rentable square feet leased as of June 30, 2004 out of approximately 427,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2004

RETAIL

As of June 30, 2004, the Company’s retail portfolio included ten retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately eight years as of June 30, 2004. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Retail	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring	20,439	43,474	65,007	15,868	11,796	29,863
% of Leased Space	3%	6%	8%	2%	1%	4%
Annual Contractual Rent (000’s) (2)	$354	$1,259	$1,595	$191	$349	$897
Annual Contractual Rent/Sq. Ft. (2)	$17.32	$28.96	$24.54	$12.02	$29.56	$30.05
Joint Venture:
Square Feet Expiring	21,694	50,695	162,790	79,004	55,721	41,155
% of Leased Space	2%	4%	13%	6%	5%	3%
Annual Contractual Rent (000’s) (2)	$472	$722	$2,167	$1,688	$1,106	$614
Annual Contractual Rent/Sq. Ft. (2)	$21.75	$14.25	$13.31	$21.37	$19.84	$14.92
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	23,509	50,844	103,957	49,255	52,855	39,673
% of Leased Space	2%	5%	10%	5%	5%	4%
Annual Contractual Rent (000’s) (2)	$423	$1,378	$2,325	$954	$1,176	$1,099
Annual Contractual Rent/Sq. Ft. (2)	$17.98	$27.09	$22.36	$19.38	$22.25	$27.71

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
Retail	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring	127,143	35,461	18,004	414,120	781,175 (1)
% of Leased Space	16%	5%	2%	53%	100%
Annual Contractual Rent (000’s) (2)	$3,139	$634	$564	$8,883	$17,865
Annual Contractual Rent/Sq. Ft. (2)	$24.69	$17.89	$31.35	$21.45	$22.87
Joint Venture:
Square Feet Expiring	103,151	141,969	236,933	365,860	1,258,972 (3)
% of Leased Space	8%	11%	19%	29%	100%
Annual Contractual Rent (000’s) (2)	$1,186	$2,203	$3,771	$6,193	$20,122
Annual Contractual Rent/Sq. Ft. (2)	$11.50	$15.52	$15.91	$16.93	$15.98
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	141,794	59,815	78,093	475,691	1,075,486
% of Leased Space	13%	5%	7%	44%	100%
Annual Contractual Rent (000’s) (2)	$3,325	$1,123	$1,748	$9,989	$23,540
Annual Contractual Rent/Sq. Ft. (2)	$23.45	$18.77	$22.38	$21.00	$21.89

(1)	Gross leasable area leased as of June 30, 2004 out of approximately 866,000 total gross leasable area.

(2)	Annual Contractual Rent is the estimated rental rate in the year of expiration, excluding the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating reimbursements, an estimate of operating expenses is deducted from the rental rate shown.

(3)	Gross leasable area leased as of June 30, 2004 out of approximately 1,286,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(In thousands)

	Retail	Office
			Undepreciated
	Rocky	333 John Carlyle/	Investment	Deferred	Total
	Creek	1900 Duke Street	Properties	Gain (1)	Gains
Value Creation & GAAP Gain:
Sales Price	$650	$80,000	$6,919	$—	$87,569
Cost of property and closing costs	(147)	(53,922)	(3,685)	—	(57,754)

Value Creation	503	26,078	3,234	—	29,815
Recognition of deferred gain	—	—	—	798	798
Straight-line rent receivable	—	(154)	—	—	(154)
Accumulated depreciation	145	8,610	—	—	8,755
Provision for income taxes	—	—	—	—	—

Gain on Sale of Investment Properties, Net of Applicable Income Tax Provision (GAAP - Consolidated)	$648	$34,534	$3,234	$798	$39,214

Estimated Tax Gain:
Sales Price	$650	$80,000	$6,614	$—	$87,264
Cost of property and closing costs	(35)	(53,894)	(2,856)	—	(56,785)
Accumulated depreciation	—	11,523	—	—	11,523
CREC share of gain, net of provision for income taxes (2)	—	—	—	—	—

Cousins Properties (REIT) Tax Gain	$615	$37,629	$3,758	$—	$42,002

(1)	Recognition of deferred gain on contribution of properties to CP Venture entities in 1998, for financial reporting purposes only. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

(2)	Elimination of gain associated with Cousins Real Estate Corporation (“CREC”), a taxable entity consolidated with Cousins Properties Incorporated for financial reporting purposes. See Notes 1 and 2 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st	2004 2nd	2004
(A	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
		PER CASH FLOWS FROM INVESTING ACTIVITIES	215,958	140,346	88,127	22,498	20,493	25,856	40,911	109,758	39,518	56,434	95,952
		ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(50,784)	(74,539)	(58,504)	(18,061)	(16,490)	(21,514)	(30,366)	(86,431)	(22,687)	(38,946)	(61,633)
		ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(3,376)	(18,288)	(2,899)	(21)	(23)	(7)	(2,691)	(2,742)	(2,515)	(13,387)	(15,902)
		ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT	(6,688)	(13,964)	(12,000)	(1,881)	(2,681)	(4,317)	(2,185)	(11,064)	(905)	(1,935)	(2,840)
		PROPERTY ACQUISITIONS	(61,200)	0	0	0	0	0	0	0	(11,415)	0	(11,415)
		1ST GENERATION TI & LEASING FEES	(89,849)	(22,080)	(4,722)	(201)	(326)	2,058	(2,549)	(1,018)	(724)	(936)	(1,660)
		FURNITURE & FIXTURES	(688)	(6,916)	(2,002)	(377)	(508)	(312)	(313)	(1,510)	(407)	(578)	(985)

		CONSOLIDATED SECOND GENERATION RELATED COSTS	3,373	4,559	8,000	1,957	465	1,764	2,807	6,993	865	652	1,517
		SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	1,437	1,514	4,988	2,401	1,451	560	3,102	7,514	(126)	1,035	909

		2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507	739	1,687	2,426

		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	3,876	3,582	11,804	4,287	1,762	2,328	4,970	13,347	1,166	1,680	2,846
		SECOND GENERATION BUILDING IMPROVEMENTS	934	2,491	1,184	71	154	(4)	939	1,160	(427)	7	(420)

			4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507	739	1,687	2,426

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	3,239	3,292	11,348	3,873	1,728	1,978	4,778	12,357	1,143	1,567	2,710
		SECOND GENERATION BUILDING IMPROVEMENTS	907	2,484	888	22	116	(18)	818	938	(452)	113	(339)

			4,146	5,776	12,236	3,895	1,844	1,960	5,596	13,295	691	1,680	2,371

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	637	290	456	414	35	351	192	992	23	7	30
		SECOND GENERATION BUILDING IMPROVEMENTS	27	7	296	49	37	13	121	220	25	0	25

			664	297	752	463	72	364	313	1,212	48	7	55

			4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507	739	1,687	2,426

(B	)	ADJUSTED DEBT:
		CONSOLIDATED DEBT	485,085	585,275	669,792	686,011	524,883	478,134	497,981	497,981	533,082	495,268	495,268
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	256,292	275,913	265,854	263,329	288,265	288,761	285,657	285,657	294,090	291,663	291,663

		TOTAL DEBT INCLUDING SHARE OF JV’S	741,377	861,188	935,646	949,340	813,148	766,895	783,638	783,638	827,172	786,931	786,931
		SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (1)	(70,309)	(94,685)	(90,766)	(89,746)	(88,711)	(87,658)	(86,588)	(86,588)	(85,542)	(84,397)	(84,397)

		ADJUSTED DEBT	671,068	766,503	844,880	859,595	724,437	679,237	697,050	697,050	741,630	702,534	702,534

		RECOURSE DEBT	174,522	154,018	160,443	178,239	18,842	20,783	20,697	20,697	57,555	101,269	101,269
		NON-RECOURSE DEBT	496,546	612,485	684,437	681,356	705,595	658,454	676,353	676,353	684,075	601,265	601,265

		ADJUSTED DEBT	671,068	766,503	844,880	859,595	724,437	679,237	697,050	697,050	741,630	702,534	702,534

(1)	The Charlotte Gateway Village (“Gateway”) debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st	2004 2nd	2004
(C	)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
		CONSOLIDATED INTEREST EXPENSE	12,792	25,346	34,471	9,064	8,205	6,421	6,246	29,936	6,547	6,268	12,815
		DISCONTINUED OPERATIONS INTEREST EXPENSE	804	2,264	2,174	725	729	455	190	2,099	189	187	376
		SHARE OF JOINT VENTURE INTEREST EXPENSE	14,311	13,936	13,208	3,211	3,405	3,585	3,538	13,739	3,519	3,660	7,179

		CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	27,907	41,546	49,853	13,000	12,339	10,461	9,974	45,774	10,255	10,115	20,370

(D	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	27,907	41,546	49,853	13,000	12,339	10,461	9,974	45,774	10,255	10,115	20,370
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	4,734	5,721	7,632	1,606	1,720	1,736	1,800	6,862	1,789	1,748	3,537
		SHARE OF JOINT VENTURES	4,252	4,696	6,140	1,506	1,528	1,641	1,670	6,345	1,697	1,800	3,497
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	147	613	839	214	208	83	82	587	87	134	221
		SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3	3	6

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	37,052	52,588	64,476	16,329	15,798	13,924	13,529	59,580	13,831	13,800	27,631
		PREFERRED STOCK DIVIDENDS	0	0	0	0	0	1,421	1,937	3,358	1,938	1,937	3,875

		TOTAL FIXED CHARGES (including Preferred Dividends)	37,052	52,588	64,476	16,329	15,798	15,345	15,466	62,938	15,769	15,737	31,506

(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	89,079	112,163	132,853	52,337	32,092	31,903	31,725	148,057	35,105	32,515	67,620
		RENTAL PROPERTY OPERATING EXPENSES	(26,850)	(34,771)	(38,895)	(9,690)	(10,348)	(10,558)	(11,023)	(41,619)	(11,003)	(10,168)	(21,171)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	62,229	77,392	93,958	42,647	21,744	21,345	20,702	106,438	24,102	22,347	46,449

(F	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	24,907	33,306	35,819	8,676	7,812	2,795	1,511	20,794	1,594	1,570	3,164
		RENTAL PROPERTY OPERATING EXPENSES	(6,566)	(9,214)	(10,241)	(2,317)	(2,046)	(902)	(611)	(5,876)	(606)	(567)	(1,173)

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	18,341	24,092	25,578	6,359	5,766	1,893	900	14,918	988	1,003	1,991
		INTEREST EXPENSE	(804)	(2,264)	(2,952)	(725)	(729)	(455)	(190)	(2,099)	(189)	(187)	(376)
		MINORITY INTEREST EXPENSE	(509)	(907)	(915)	(226)	(143)	0	0	(369)	0	0	0
		PROVISION FOR INCOME TAXES	(31)	(136)	(139)	0	0	0	0	0	0	0	0

		FUNDS FROM OPERATIONS	16,997	20,785	21,572	5,408	4,894	1,438	710	12,450	799	816	1,615
		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(5,554)	(7,353)	(8,072)	(1,890)	(922)	(415)	(480)	(3,707)	(432)	0	(432)

		NET INCOME FROM DISCONTINUED OPERATIONS	11,443	13,432	13,500	3,518	3,972	1,023	230	8,743	367	816	1,183

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st	2004 2nd	2004
(G	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	46,600	51,422	56,435	13,742	14,570	14,403	14,504	57,219	13,760	16,252	30,012
		INTEREST EXPENSE	(14,311)	(13,936)	(13,208)	(3,211)	(3,405)	(3,585)	(3,538)	(13,739)	(3,499)	(3,623)	(7,122)
		OTHER, NET	2,258	144	43	444	(38)	(45)	(131)	230	873	(21)	852
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(231)	(53)	(9)	(8)	(9)	(9)	(8)	(34)	(10)	(8)	(18)
		IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE	0	0	0	(551)	0	0	(985)	(1,536)	0	0	0

		FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	34,316	37,577	43,261	10,416	11,118	10,764	9,842	42,140	11,124	12,600	23,724
		RESIDENTIAL LOT AND TRACT FFO	678	1,720	1,949	513	1,225	818	1,188	3,744	2,657	1,425	4,082

		FUNDS FROM OPERATIONS	34,994	39,297	45,210	10,929	12,343	11,582	11,030	45,884	13,781	14,025	27,806
		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(15,542)	(16,400)	(18,540)	(4,432)	(4,680)	(4,650)	(7,503)	(21,265)	(4,725)	(4,829)	(9,554)

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	19,452	22,897	26,670	6,497	7,663	6,932	3,527	24,619	9,056	9,196	18,252

(H	)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
		RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
		TRACT SALES	0	0	547	0	0	600	0	600	0	0	0
		LOT SALES	13,951	6,682	8,579	3,928	1,612	2,233	4,572	12,345	3,888	4,366	8,254

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	13,951	6,682	9,126	3,928	1,612	2,833	4,572	12,945	3,888	4,366	8,254

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
		TRACT COST OF SALES	0	0	352	0	0	480	0	480	0	0	0
		LOT COST OF SALES	11,684	5,910	6,957	3,231	1,368	1,366	3,577	9,542	2,490	3,178	5,668

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	11,684	5,910	7,309	3,231	1,368	1,846	3,577	10,022	2,490	3,178	5,668

		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	564	2,011	2,143	0	0	1,947	5,323	7,270	1,967	1,267	3,234

		RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	2,831	2,783	3,960	697	244	2,934	6,318	10,193	3,365	2,455	5,820

		SUMMARY:
		TRACT SALES NET OF COS — WHOLLY OWNED	564	2,011	2,338	0	0	2,067	5,323	7,390	1,967	1,267	3,234
		LOT SALES NET OF COS — WHOLLY OWNED	2,267	772	1,622	697	244	867	995	2,803	1,398	1,188	2,586

		TOTAL WHOLLY OWNED SALES, NET	2,831	2,783	3,960	697	244	2,934	6,318	10,193	3,365	2,455	5,820

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		TRACT SALES LESS COST OF SALES	773	1,098	671	0	430	42	0	472	991	80	1,071
		LOT SALES LESS COST OF SALES	0	645	1,281	544	822	822	1,240	3,428	1,724	1,389	3,113
		INTEREST EXPENSE	0	0	0	0	0	0	0	0	(20)	(37)	(57)
		OTHER — JOINT VENTURE	(95)	(23)	(3)	(31)	(27)	(46)	(52)	(156)	(38)	(7)	(45)

		TRACT AND LOT SALES, NET — SHARE OF JOINT VENTURES	678	1,720	1,949	513	1,225	818	1,188	3,744	2,657	1,425	4,082

		TOTAL RESIDENTIAL LOT/TRACT FFO	3,509	4,503	5,909	1,210	1,469	3,752	7,506	13,937	6,022	3,880	9,902

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st	2004 2nd	2004
(I	)	DEPRECIATION AND AMORTIZATION:
		REAL ESTATE RELATED:
		CONSOLIDATED	26,132	35,133	44,167	13,615	11,894	11,812	10,616	47,937	11,743	9,963	21,706
		DISCONTINUED OPERATIONS	5,554	7,353	8,072	1,890	922	415	480	3,707	432	0	432

			31,686	42,486	52,239	15,505	12,816	12,227	11,096	51,644	12,175	9,963	22,138
		SHARE OF JOINT VENTURES	15,542	16,400	18,540	4,432	4,680	4,650	7,503	21,265	4,725	4,829	9,554

		TOTAL REAL ESTATE RELATED	47,228	58,886	70,779	19,937	17,496	16,877	18,599	72,909	16,900	14,792	31,692

		NON-REAL ESTATE RELATED:
		CONSOLIDATED	1,099	2,166	2,148	571	602	668	670	2,511	635	700	1,335
		DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0	0	0

			1,099	2,166	2,148	571	602	668	670	2,511	635	700	1,335
		SHARE OF JOINT VENTURES	231	53	9	8	9	9	8	34	10	8	18

		TOTAL NON-REAL ESTATE RELATED	1,330	2,219	2,157	579	611	677	678	2,545	645	708	1,353

		TOTAL DEPRECIATION AND AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454	17,545	15,500	33,045

		SUMMARY:
		CONSOLIDATED	27,231	37,299	46,315	14,186	12,496	12,480	11,286	50,448	12,378	10,663	23,041
		DISCONTINUED OPERATIONS	5,554	7,353	8,072	1,890	922	415	480	3,707	432	0	432

			32,785	44,652	54,387	16,076	13,418	12,895	11,766	54,155	12,810	10,663	23,473
		SHARE OF JOINT VENTURES	15,773	16,453	18,549	4,440	4,689	4,659	7,511	21,299	4,735	4,837	9,572

		TOTAL DEPRECIATION AND AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454	17,545	15,500	33,045
		MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(1,164)	(95)	0	0	0	0	0	0	0	0	0

		TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	47,394	61,010	72,936	20,516	18,107	17,554	19,277	75,454	17,545	15,500	33,045

		SUMMARY BY TYPE:
		REAL ESTATE RELATED:
		BUILDING (INCLUDING TENANT FIRST GENERATION):
		CONSOLIDATED	30,402	38,522	49,913	14,904	12,190	11,633	9,900	48,627	11,568	9,217	20,785
		SHARE OF JOINT VENTURES	14,825	15,656	17,762	4,182	4,230	4,232	7,065	19,709	4,152	4,214	8,366

			45,227	54,178	67,675	19,086	16,420	15,865	16,965	68,336	15,720	13,431	29,151

		TENANT SECOND GENERATION:
		CONSOLIDATED	1,284	3,964	2,326	601	626	594	1,196	3,017	607	746	1,353
		SHARE OF JOINT VENTURES	717	744	778	250	450	418	438	1,556	573	615	1,188

			2,001	4,708	3,104	851	1,076	1,012	1,634	4,573	1,180	1,361	2,541

		TOTAL REAL ESTATE RELATED	47,228	58,886	70,779	19,937	17,496	16,877	18,599	72,909	16,900	14,792	31,692

		NON-REAL ESTATE RELATED:
		FURNITURE, FIXTURES AND EQUIPMENT:
		CONSOLIDATED	799	1,485	2,122	565	596	661	663	2,485	643	695	1,338
		SHARE OF JOINT VENTURES	231	53	9	8	9	9	8	34	10	8	18

			1,030	1,538	2,131	573	605	670	671	2,519	653	703	1,356

		GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS CONSOLIDATED	300	681	26	6	6	7	7	26	(8)	5	(3)
		SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0	0	0

			300	681	26	6	6	7	7	26	(8)	5	(3)

		TOTAL NON-REAL ESTATE RELATED	1,330	2,219	2,157	579	611	677	678	2,545	645	708	1,353

		TOTAL DEPRECIATION & AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454	17,545	15,500	33,045

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.

     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. (“Gateway”). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Expensed Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Gateway has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.